                                                                   EXHIBIT 10.2






                                   LEASE AGREEMENT
                                   ---------------



                                    by and between




                              SYSTEM REALTY TWELVE, INC.
                              --------------------------
                                     ("LANDLORD")



                                         and




                                 HAMILTON BANK, N.A.
                                 -------------------
                                      ("TENANT")





                               DORAL CORPORATE PLAZA II
                                3750 N.W. 87th Avenue
                                  Miami, FL  33178

                                  TABLE OF CONTENTS

                                                                            PAGE

1. TERM........................................................................2
2. USE AND POSSESSION..........................................................2
3. GROSS RENT..................................................................2
4. BASE RENT ESCALATION........................................................2
5. COMMENCEMENT................................................................4
6. EXISTING LEASE OBLIGATION...................................................4
7. ADDITIONAL RENT.............................................................5
8. SECURITY DEPOSIT............................................................7
9. CAPTIONS, DEFINITIONS AND SEVERABILITY......................................7
10. NOTICES...................................................................11
11. ORDINANCES AND REGULATIONS................................................12
12. SIGNS.....................................................................12
13. SERVICES..................................................................12
14. TENANT IMPROVEMENTS.......................................................14
15. QUIET ENJOYMENT...........................................................16
16. LANDLORD'S RIGHT TO INSPECT AND DISPLAY...................................16
17. DESTRUCTION OF PREMISES...................................................17
18. CONDEMNATION..............................................................18
19. ASSIGNMENT AND SUBLETTING.................................................19
20. HOLDOVER..................................................................20
21. INDEMNIFICATION...........................................................21
22. CONSTRUCTION OF LANGUAGE..................................................21
23. DEFAULT...................................................................21
24. SUCCESSORS AND ASSIGNS....................................................23
25. NON-WAIVER................................................................23
26. RIGHTS RESERVED BY LANDLORD...............................................23
27. ASBESTOS AND OTHER HAZARDOUS MATERIALS....................................25
28. ESTOPPEL CERTIFICATE......................................................26
29. CHANGES TO THE BUILDING...................................................26
30. LANDLORD'S REPRESENTATION.................................................26
31. INSURANCE.................................................................26
32. COVENANTS AGAINST LIENS...................................................27
33. INTENTIONALLY DELETED.....................................................28
34. LANDLORD'S EXCULPATION....................................................28
35. BROKERAGE.................................................................28
36. FULL SERVICE LEASE; SEPARATE METERING.....................................29
37. BUILDING DIRECTORY........................................................29
38. OPTION TO RENEW...........................................................29
39. EXPANSION OPTION; RIGHT OF FIRST REFUSAL..................................30
40. INTENTIONALLY DELETED.....................................................31
41. THIRD PARTY RE-LOCATION...................................................31
42. DORAL CORPORATE PLAZA I (Citibank Building)...............................31
43. CANCELLATION OPTION.......................................................31
44. EXCLUSIVE USE AND COMPATIBILITY...........................................32
45. RESTRICTIONS IMPOSED BY LANDLORD'S LEASE WITH CITIBANK, N.A. .............32
46. PARKING...................................................................32
47. EMERGENCY GENERATOR.......................................................32
48. FIBER OPTIC TELECOMMUNICATION CAPABILITIES................................33
49. STORAGE...................................................................33
50. SUBORDINATION; NON-DISTURBANCE............................................33
51. MISCELLANEOUS.............................................................33
52. WAIVER OF JURY TRIAL......................................................34

Exhibit A-1    Floor Plans
Exhibit A-2    Site Plan
Exhibit B      Rules and Regulations
Exhibit C      Citibank Letter
Exhibit D      Subordination, Nondisturbance and Attornment Agreement
Exhibit E      Cleaning Specifications
Exhibit F      Legal Description
Schedule I     Rent Schedule

                                   LEASE AGREEMENT


         This LEASE AGREEMENT (this "Lease"), dated December 20, 1996, by and between SYSTEM REALTY TWELVE, INC., with its principal offices at c/o J.P. Morgan Investment Management Inc., 522 5th Avenue, New York, New York 10036, hereafter called the "Landlord", and HAMILTON BANK, N.A., with its principal office at 3750 N.W. 87th Avenue, Miami, Florida 33178, hereinafter called the "Tenant".

                                     WITNESSETH:

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the following described property, located in the building known as Doral Corporate Plaza II at 3750 N.W. 87th Avenue, Miami, Florida 33178 (the "Building"):

               PREMISES: The premises (the "Premises") shall consist of a total of 74,993 rentable square feet as follows: (a) approximately 51,538 rentable square feet (the "Phase I Premises") as of January 1, 1997, made up of (i) 2,093 rentable square feet on floor one; (ii) 4,161 rentable square feet on floor one, currently occupied by Business Travel Advisors, Inc. (the "Subtenant"); (iii) 23,316 rentable square feet on floor six (constituting all of floor six); (iv) 21,868 rentable square feet on floor seven (constituting all of floor seven); and (v) 100 rentable square feet located near the southeast corner of the Building and contiguous to the space currently occupied by the Subtenant. The location of the space on floor one and of the 100 rentable square feet located near the southeast corner of the Building are identified on EXHIBIT A-1 attached hereto; (b) approximately 10,000 rentable square feet on floor five (the "Phase II Premises") as of the date Blue Cross Blue Shield vacates the Phase II Premises, but no earlier than January 1, 1997. Landlord and Tenant shall agree in writing as to the location of the Phase II Premises on or before March 1, 1997. Landlord and Tenant shall execute an amendment to this Lease memorializing the exact location of such space on or before March 1, 1997; (c) the remaining approximately 13,455 rentable square feet of space on floor five (the "Phase III Premises") as of January 1, 1997, less approximately 2,500 rentable square feet currently occupied by ICF Kaiser (the "Relocation Premises"); and (d) the Relocation Premises as of the date ICF Kaiser vacates such Relocation Premises.

               DINING FACILITY: If Tenant elects to construct a dining facility on the patio area adjacent to the executive offices on floor seven as more particularly set forth in Paragraph 14, the area of the patio shall not be included in calculating the rentable square feet of the Premises for purposes of payment of Gross Rent or Tenant's Prorata Share of Taxes and Operating Expenses, but for all other purposes herein shall be deemed a portion of the Premises.

               ADDITION OF OTHER AVAILABLE SPACE: If any other additional space is available in the Building prior to the Commencement Date, Tenant may, at its option, by providing written notice to Landlord, elect to include such additional space in the Premises, and Landlord and Tenant shall enter into an amendment to this Lease incorporating such additional space as part of the Premises.

               MISCELLANEOUS: All space to be included within the Premises shall be measured in accordance with BOMA standards of measurement by Landlord's architect and verified by Tenant's architect. The common area loss factor in the Premises is fifteen percent (15%). Except to the extent otherwise expressly set forth in this Lease, each addition to the Premises as outlined above shall be leased "as is" under the same terms and conditions of this Lease with respect to the Premises.

          1.   TERM

          Tenant shall have and hold the above described Premises for a term (the "Term") of one hundred twenty (120) months commencing on January 1, 1997, except as otherwise set forth in Paragraph 5 herein, and terminating on December 31, 2006, on the terms and conditions as set forth herein.

               2.   USE AND POSSESSION

          It is understood that the Premises are to be used for general office purposes, including, but not limited to, Tenant's business of banking, to include provisions for a computer room, vault, deposit box, executive kitchen, dining room, employee's kitchen and cafeteria, employee and guest entertainment room and the necessary infrastructure thereto subject to Dade County regulatory approvals. No other use of the Premises without written consent of Landlord shall be permitted, which shall not be unreasonably withheld or delayed. Tenant shall not operate its business at the Premises for any unlawful purpose or so as to constitute a nuisance. The permitted use of the Premises by Tenant is further subject to the terms and conditions of the consent letter executed by Citibank, F.S.B., a copy of which is attached hereto as EXHIBIT C. Tenant agrees to accept possession of the Premises upon the Commencement Date. Taking possession of the Premises by Tenant shall be conclusive evidence as against Tenant that the premises were in good and satisfactory condition when possession was so taken. Tenant, at the expiration of the term, shall deliver up the Premises in good repair and condition, ordinary wear and tear excepted.

         3.   GROSS RENT

         Tenant hereby covenants and agrees to pay to Landlord, together with any and all sales and use taxes levied upon the use and occupancy of the Premises, the annual gross rent of $18.50 per rentable square foot, plus applicable sales tax ("Gross Rent"), in equal monthly installments payable in advance, without demand, or any offset, defense or deduction, except to the extent expressly permitted by the terms of this Lease, beginning (a) with respect to the Phase I Premises, January 1, 1997, (b) with respect to the Phase II Premises, that date that is two (2) months after the current tenant vacates the Phase II Premises (if such date occurs on a date that is other than the first day of the month, then the Gross Rent for such month shall be pro-rated), but not earlier than March 1, 1997, (c) with respect to the Phase III Premises, January 1, 1998 and (d) with respect to the Relocation Premises, January 1, 1998, and on the first day of each month thereafter. All rental payments shall be made at Landlord's address or as elsewhere designated from time to time by Landlord's written notice to Tenant. Attached hereto as Schedule I is a schedule of the initial annual and monthly Gross Rent during the term. The foregoing rent shall be adjusted to reflect any additional portion of the Building added to the Premises prior or subsequent to the Commencement Date. Base Rent (as defined in paragraph 4 of this Lease), as a component of Gross Rent, shall be increased as set forth in paragraph 4 of this Lease. Accordingly, Gross Rent shall be adjusted to reflect adjustment of the Base Rent.


         4.   BASE RENT ESCALATION

         The term "Base Rent" as used herein shall mean the Gross Rent payable pursuant to Paragraph 3 above, minus Tenant's Pro Rata Share of Taxes and Operating Expenses for the respective Base Years, as such terms are defined in Paragraph 9 hereof.

         (a) Commencing with the first anniversary of the "Adjustment Date" (as hereinafter defined) and each year thereafter during the Term of this Lease (and any extensions or renewals thereof), the annual Base Rent shall be adjusted in accordance with changes in the "Price Index" (as hereinafter defined). The Adjustment Date shall mean the first day of the month in which the Commencement Date occurs. The Price Index shall mean the Consumer Price Index for all Urban Consumer, U.S. City Average (1982-1984 equaling 100) All Items, Bureau of Labor Statistics of the United States Department of Labor. The annual Base Rent shall be adjusted in accordance with the following provisions.

         (i) The Price Index as of the month in which the Adjustment Date occurs shall be designated as the Base Price Index;

         (ii) The Price Index as of the month in which the anniversary of the Adjustment Date occurs in the second and subsequent lease years shall be designated as the Comparison Price Index;

         (iii) Promptly after the end of the twelve (12) month period following the Adjustment Date and at the end of each year thereafter, the current annual Base Rent shall be adjusted by adding to the current annual Base Rent the amount computed by multiplying the then current annual Base Rent by the fraction which has a numerator of the most recent Comparison Price Index minus the most recent previous Base Price Index, and has a denominator of the Base Price Index. Written as an equation, this computation is as follows:

      Current
Annual Base Rent x MOST RECENT COMPARISON PRICE INDEX-MOST RECENT PREVIOUS BASE PRICE INDEX
                             Base Price Index

         (iv) The annual Base Rent as thus adjusted shall be deemed the new annual Base Rent hereunder. No such adjustment shall reduce the annual Base Rent below such rent for the prior lease year.

         (v) Notwithstanding the foregoing provisions, the maximum increase in the adjusted Base Rent for any year as a result of adjustments in the Consumer Price Index over the previous year shall be five (5%) percent.

    If Landlord claims to be entitled to an adjustment of the annual Base Rent in accordance with the above provisions, Landlord shall send notice to Tenant setting forth the new annual Base Rent claimed to be payable. Such notices shall be sent within three (3) months after publication of the applicable Price Index. In the event of an adjustment in the annual Base Rent, Tenant shall pay to Landlord, within thirty (30) days of receiving such notice, the additional Base Rent owed for the months which have elapsed in the then current lease year and the adjusted amount shall be paid monthly thereafter.

    In the event the area of the Premises is expanded by subsequent written agreement between Landlord and Tenant and/or the amount of the Base Rent is increased for any portion of the Premises in connection with such expansion, the above formula, regardless of the date on which such subsequent agreement is entered into, shall be applied to the aggregate new Base Rent and shall be applied as set forth above.

    In the event that the Price Index hereinabove referred to ceases to incorporate a significant number of the items currently set forth therein, or if a substantial change is made in the method of establishing such Price Index, then the Price Index shall be adjusted to the figure that would have resulted had no change occurred in the manner of computing such Price Index. In the event that such Price Index (or a successor of substitute index) is not available, a reliable governmental or other nonpartisan publication evaluating the information theretofore used in determining the Price Index shall be used in lieu of such Price Index.

    (b) In addition to Gross Rent, Tenant shall and hereby agrees to pay to Landlord each month a sum equal to any sales tax, tax on rentals, and any other governmental charges, taxes and/or impositions now in existence or hereafter imposed based upon the amount of Gross Rent (as defined in Paragraph 3 above) collected therefor. Nothing herein shall, however, be taken to require Tenant to pay any part of any Federal and State Taxes on income imposed upon Landlord.

    (c) Tenant shall be required to pay Landlord interest at the Default Rate on any Rent due that remains unpaid for ten (10) days after receipt of written notice of such non-payment from Landlord to Tenant. For all purposes of this Lease the term "Rent" shall include all Gross Rent, charges or impositions thereon, additional rent (as hereinafter defined), adjustments to Rent and any and all other payments due or which may become due from Tenant to Landlord hereunder. Said interest will be deemed to accrue from the first day of the applicable lease month; provided, however, this provision shall not be construed as requiring Landlord to accept any late payment of Rent or as a waiver of any of Landlord's rights or remedies by virtue of Tenant's not making timely payment of Rent hereunder, and Landlord's acceptance of late Rent and such interest shall be not be construed as constituting a waiver by Landlord of any rights or remedies available to it in the future if Rent is not timely paid by Tenant on any one or more future occasions, including Landlord's right to declare Tenant in default under this Lease and pursue all remedies available to Landlord arising from such default.

    5.   COMMENCEMENT

    The Commencement Date shall be January 1, 1997. Notwithstanding the foregoing, the Commencement Date as to the Phase II Premises and of the Relocation Premises, as applicable, shall be delayed on a day-to-day basis for each day after January 1, 1997, until Landlord is able to deliver possession of Phase II Premises and of the Relocation Premises, as applicable, to Tenant. Landlord shall deliver the Phase II Premises and the Relocation Premises vacated by the current tenants thereof broom clean and free of all equipment and trade fixtures of the current tenants thereof.

    Landlord represents to and agrees with Tenant that the current tenant of the Phase II Premises is obligated to vacate such Phase II Premises on or prior to December 31, 1996, and that the current tenant of the Relocation Premises is obligated to vacate such Relocation Premises on or about February 28, 1997 (depending on when Landlord completes the build-out on such tenant's relocation premises). Landlord shall institute and diligently pursue eviction proceedings if such tenants do not vacate their premises by January 1, 1997 with respect to the Phase II Premises and on or prior to thirty (30) days after completion (as evidenced by a certificate of occupancy) of the relocation space with respect to the Relocation Premises.

    6.   EXISTING LEASE OBLIGATION

    Tenant's Lease dated October 4, 1990, by and between Doral Corporate Plaza Associates Limited Partnership, A Florida Limited Partnership, as landlord, and Hamilton Bank, N.A., as tenant, shall terminate upon the Commencement Date. In addition, Landlord shall terminate the Lease by and between Doral Corporate Plaza Associates Limited Partnership, a Florida Limited Partnership as landlord, and Business Traveler Advisor, Inc. (the "Subtenant"), as tenant, dated July 15, 1991, effective on the Commencement Date. Landlord acknowledges that Tenant intends to enter into a sublease with the Subtenant with respect to the space currently occupied by the Subtenant, and Landlord hereby approves such subtenant and such sublease, subject to the provisions of Paragraph 19 herein.

    7.   ADDITIONAL RENT

    (a) Tenant shall pay Landlord an amount equal to Tenant's Pro Rata Share of Taxes in excess of the amount of Taxes paid by Landlord during the calendar year 1996 or 1997, whichever is higher (the "Base Tax Year").

    (b) Tenant shall pay Landlord an amount equal to Tenant's Pro Rata Share of Operating Expenses in excess of the amount of Operating Expenses paid by Landlord during the calendar year 1997 (the "Base Expense Year").

    (c) Tenant's Pro Rata Share of Taxes and Operating Expenses in excess of the respective Base Years shall be paid in the following manner:

         (i) Landlord may reasonably estimate in advance the amounts Tenant shall owe for Taxes and Operating Expenses in excess of the respective Base Years for any full or partial calendar year of the Term (or any extension or renewal). In such event, Tenant shall pay such estimated amounts, on a monthly basis, on or before the first day of each calendar month, together with Tenant's payment of Gross Rent. Such estimate may be reasonably adjusted from time to time by Landlord.

         (ii) Within 120 days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide a statement (the "Statement") to Tenant showing: (a) the amount of actual Taxes and Operating Expenses for such calendar year, with a listing of amounts for major categories of Operating Expenses, and such amounts for the Base Years, (b) any amount paid by Tenant toward Taxes and Operating Expenses during such calendar year on an estimated basis, and (c) any revised estimate of Tenant's obligations for Taxes and Operating Expenses for the current calendar year.

         (iii) If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for Taxes and Operating Expenses for such year, Tenant shall pay the difference. If the Statement shows an increase in Tenant's estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent. Tenant shall make such payments within 60 days after Landlord sends the Statement.

         (iv) If the Statement shows that Tenant's estimated payments exceeded Tenant's actual obligations for Taxes and Operating Expenses, Tenant shall receive a refund for the difference, within 60 days after Landlord sends the Statement.

         (v) Notwithstanding the foregoing, Landlord agrees that Tenant's Pro Rata Share of Operating Expenses shall not be increased more than five percent (5%) per annum, non-cumulative, for controllable expenses. The five percent (5%) cap shall not apply to non-controllable expenses. Non-controllable expenses are third party expenses which are not within the Landlord's control, and include, but are not limited to, utilities and insurance. Landlord agrees to notify Tenant in writing when and as other types of non-controllable expenses, if any, arise.

    (d) If the Term commences as to any portion of the Premises other than on January 1, or ends other than on December 31, Tenant's obligation to pay estimated and actual amounts towards Taxes and Operating Expenses for such first or final calendar years for such portion of the Premises shall be prorated to reflect the portion of such years included in the term. Such proration shall be made by multiplying the total estimated or actual (as the case may be) Taxes and Operating Expenses, for such calendar years, as well as the Base Year amounts, by a fraction, the numerator of which shall be the number of days of the term for such portion of the Premises during such calendar year, and the denominator of which shall be 365.

    (e)  Landlord shall maintain records respecting Taxes and Operating
Expenses and determine the same in accordance with sound accounting and management practices, consistently applied. Although this Lease contemplates the computation of Taxes and Operating Expenses on a cash basis, Landlord shall make reasonable and appropriate accrual adjustments to ensure that each calendar year, including the Base Years, includes substantially the same recurring items. Landlord reserves the right to change to a full accrual system of accounting so long as the same is consistently applied and Tenant's obligations are not materially adversely affected. Tenant shall have the one time right to examine such records for the Base Tax Year and the Base Expense Year, and otherwise, with respect to the most current Statement only, upon reasonable prior notice specifying such records Tenant desires to examine, during normal business hours at the place or places in Miami, Florida, where such records are normally kept by sending such notice no later than 60 days following the furnishing of the Statement. Tenant may take exception to matters included in Taxes or Operating Expenses, or Landlord's computation of Tenant's Pro Rata Share of either, by sending notice specifying such exception and the reasons therefor to Landlord no later than 30 days after Landlord makes such records available for examination. Tenant acknowledges that Landlord's ability to budget and incur expenses depends on the finality of such Statement, and accordingly agrees that time is of the essence of this paragraph. If Tenant takes exception to any matter contained in the Statement as provided herein, Landlord and Tenant shall refer the matter to an independent certified public accountant, whose certification as to the proper amount shall be final and conclusive as between Landlord and Tenant. Tenant shall promptly pay the cost of such certification unless such certification determines that Tenant was over-billed by more than 5% of the entire amount of the Statement, in which case the costs of certification shall be borne by Landlord, and Landlord shall credit the overpayment to Tenant's next rental payment. Pending resolution of any such exceptions in the foregoing manner, Tenant shall continue paying Tenant's Pro Rata Share of Taxes and Operating Expenses in the amounts determined by Landlord, subject to adjustment after any such exceptions are so resolved.

    (f) Notwithstanding that Gross Rent payments on the Phase III Premises and on the Relocation Premises do not commence until the dates set forth in Paragraph 3 hereof, if Tenant occupies such space for the purposes of conducting any business (as opposed to building-out or otherwise improving such space, or using such space for storage) prior to the respective rent commencement dates, Tenant agrees to pay to Landlord, as additional rent, Tenant's Pro Rata Share of Operating Expenses and Taxes (estimated to be $7.50 per rentable square foot) for such additional space effective as of the date of Tenant's occupancy of such additional space. Any such payments shall be prorated for time and adjusted as to area.

    (g) Tenant agrees to pay to Landlord, as additional rent, on the Commencement Date for the Phase I Premises the amount of $37,015.54 owed by the Subtenant to Landlord. Such payment maybe made in the manner described in Paragraph 14 of this Lease.

    8.   SECURITY DEPOSIT

    No security deposit will be required. Landlord shall return Tenant's $79,388.40 security deposit to Tenant and the Subtenant's $6,241.50 security deposit to the Subtenant upon the Commencement Date.

    9.   DEFINITIONS

    Definitions of certain terms used in this Lease are as follows:

    (a) "Building" shall mean the structure identified in the introduction of this Lease.

    (b) "Default Rate" shall mean the Morgan Guaranty Trust Company of New York prime rate plus 6% per annum.

    (c) "Holder" shall mean the holder of any Mortgage at the time in question, and where such Mortgage is a ground lease, such term shall refer to the ground lessor.

    (d) "Holidays" shall mean all federally observed holidays (i.e., when banks in the federal reserve system are closed), including without limitation New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

    (e) "Landlord" and "Tenant" shall be applicable to one or more Persons as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there be more than one, the obligations thereof shall be joint and several. For purposes of any provisions indemnifying or limiting the liability of Landlord, the term "Landlord" shall include Landlord's present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, advisors, affiliates, successors and assigns.

    (f) "Law" shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees, orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are considered binding precedents in the state in which the Property is located, and decisions of federal courts applying the Laws of such state.

    (g) "Mortgage" shall mean all mortgages, deeds of trust, ground leases and other such encumbrances now or hereafter placed upon the Property or Building, or any part thereof, and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby and all interest thereon.

    (h) "Operating Expenses" shall mean all expenses, costs and amounts (other than Taxes) which Landlord shall pay during the calendar year, any portion of which occurs during the Term, in direct connection with ownership, management, repair, maintenance, and operation of the Property, including without limitation, any amounts paid for: (a) utilities for the Property, including but not limited to electricity, power, gas, steam, oil or other fuel, water, sewer, lighting, heating, air conditioning and ventilating, (b) permits, licenses and certificates necessary to operate, manage and lease the Property, (c) insurance applicable to the Property, not limited to the amount of coverage Landlord is required to provide under this Lease, (d) supplies, tools, equipment and materials used in the direct operation, repair and maintenance of the Property,
(e) accounting, legal, inspection, consulting, concierge and other services, (f) any equipment rental (or installment equipment purchase or equipment financing agreements), or management agreements (including the cost of any reasonable and customary management fee) actually paid thereunder and the fair rental value of any office space provided thereunder, up to customary and reasonable amounts,
(g) wages, salaries and other compensation and benefits (including the fair value of any parking privileges provided) for all persons directly engaged in the operation, maintenance or security of the Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits, (h) payments under any easement, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs in any planned development, and (i) operation, repair, and maintenance of all systems and equipment and components there of (including replacement of components), janitorial service, alarm and security service, window cleaning, trash removal, elevator maintenance, cleaning of walks, parking facilities and Building walls, removal of ice and snow, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of shrubs, trees, grass, sod and other landscaped items, irrigation systems, drainage facilities, fences, curbs, and walkways, re-paving and re-striping of parking facilities, and roof repairs. Tenant shall pay its Pro-Rata Share of Operating Expenses in excess of the Base Expense Year , and as it relates to Taxes, Base Tax Year, based upon actual increases in Operating Expenses and Taxes. The Operating Expenses for the Operating Expense Base Year and each year thereafter, but not fixed costs, shall be grossed up to reflect 95% occupancy. Notwithstanding the foregoing, Operating Expenses shall not include:

         (i) Depreciation, interest and amortization on Mortgages, and other debt costs or ground lease payments, if any; legal fees in connection with leasing, tenant disputes or enforcement of leases; real estate brokers' leasing commissions; improvements or alterations to tenant spaces including tenant improvements made pursuant to a lease for any new tenant; the cost of providing any service directly to and paid directly by, any tenant; any costs expressly excluded from Operating Expenses elsewhere in this Lease; costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a third party (such proceeds to be deducted from Operating Expenses in the year in which received);

         (i) Capital expenditures, except those: (a) made to reduce Operating Expenses (taking into account reasonable financing charges on such expenditures), or (b) for replacements (as opposed to additions or new improvements) to replace existing items which are worn out; provided, all such permitted capital expenditures (together with reasonable financing charges) shall be passed through to the extent of the lesser of (i) actual savings or
(ii) the annual amortized amount of such improvements over the shorter of: (x) their useful lives, or (y) the period during which the reasonably estimated savings in Operating Expenses equals the expenditures;

         (iii) Costs of decorating, redecorating or special cleaning or other services not provided on a regular basis to the tenants of the Building;

         (iv) Wages, salaries, fees and fringe benefits paid to executive personnel or officers or partners of Landlord;

         (v) Any charge for depreciation of the Building or equipment and any interest or other financing charge;

         (vi) Any charge for Landlord's income taxes, excess profit taxes, franchise taxes or similar taxes on Landlord's business, provided that Tenant shall be responsible for payment of all sales taxes on Gross Rent imposed in connection with this Lease;

         (vii) All costs relating to activities for the solicitation and execution of leases of space in the Building;

         (viii) All costs for which Tenant or any other tenant in the Building is being charged which is not included within the definition in this subparagraph (h) of Operating Expenses, the cost of correcting defects in the construction of the Building or in the Building equipment, except that conditions (not occasioned by construction defects) resulting from ordinary wear and tear will not be deemed defects for the purpose of this category;

         (ix) The cost of any repair made by Landlord because of the total or partial destruction of the Building or the condemnation of a portion of the Building;

         (x) Any increase in insurance premiums to the extent that such increase is caused or attributable to the use, occupancy or act of another tenant;

         (xi) The cost of any items for which Landlord is reimbursed by insurance or otherwise compensated by parties other than tenants of the Building;

         (xii) Any Operating Expenses representing an amount paid to a related corporation, entity or person which is in excess of the amount which would otherwise be paid in the absence of such relationship;

         (xiii) The cost of work or service performed for or facilities furnished to any tenant of the Building to a greater extent or in a manner more favorable to such tenant than that performed for or furnished to Tenant;

         (xiv) The cost of alterations of space in the Building leased to other tenants;

         (xv) The cost of overtime or other expense to Landlord in curing Landlord's default or performing work expressly provided in this Lease to be borne at Landlord's expense;

         (xvi)   Ground rent or similar payments to a ground lessor; and


         (xvii) The cost of removal, abatement or treatment of asbestos or any other hazardous substance located in the Building, unless such asbestos or hazardous substance was placed in the Building by or at the direction of Tenant.

In no event will the total amount collected from all tenants of the Building with regard to Operating Expenses exceed one hundred percent (100%) of the actual Operating Expenses incurred by the Landlord. Landlord's Operating Expenses shall be reasonable, in accordance with standard GAAP policies, directly related to the Property and comparable to that of other first class office buildings in the Miami Airport/West Dade office market. Landlord will utilize reasonable efforts to minimize Operating Expenses and Taxes. All Operating Expenses shall be directly related to the Building's operation. In the calculation of Tenant's Pro Rata Share of Taxes and Operating Expenses, only those Operating Expenses and Taxes attributable to the Property, the Building, the common area of the Building and the garage and parking lot shall be included in the computation of same. Any Operating Expenses attributable to any retail, food service entity, or private club shall not be included in determining Tenant's Pro Rata Share of Operating Expenses and Taxes, unless the retail, food service entity or private club is operated within Tenant's Premises.

    (i) "Person" shall mean an individual, trust, partnership, joint venture, association, corporation, and any other entity.

    (j) "Property" shall mean the property legally described on Exhibit "F" attached hereto, which includes the Building, and any common or public areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, on-site parking areas, and any and all other structures or facilities operated or maintained in connection with or for the benefit of the Building, and all parcels or tracts of land on which all or any portion of the Building or any of the other foregoing items are located, and any fixtures, machinery, equipment, apparatus, systems and equipment, furniture and other personal property located thereon or therein and used in connection therewith, whether title is held by Landlord or its affiliates. Possession of areas necessary for utilities, services, safety and operation of the Property, including the systems and equipment, fire stairways, perimeter walls, space between the finished ceiling of the Premises and the slab of the floor or roof of the Property above, and the use thereof together with the right to install, maintain, operate, repair and replace the systems and equipment, including any of the same in, through, under or above the Premises in locations that will not materially interfere with Tenant's use of the Premises, are hereby excepted and reserved by Landlord, and not demised to Tenant.

    (k) "Rent" shall mean the payments due from Tenant described in Articles 3, 4 and 7, together with such other payments that may be referred to herein as "rent" or "additional rent" payable by Tenant.

    (l) "Taxes" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including without limitation, real estate taxes, general and special assessments, transit taxes, water and sewer rents, taxes based upon the receipt of rent including gross receipts or sales taxes applicable to the receipt of rent or service or value added taxes (unless required to be paid by Tenant), personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Property which Landlord pays during any calendar year, any portion of which occurs during the Term (without regard to any different fiscal year used by such government or municipal authority) because of or in direct connection with the ownership, leasing and operation of the Property. Notwithstanding the foregoing, Taxes shall not include (i) inheritance taxes,
(ii) gift taxes, (iii) transfer  taxes, (iv) franchises taxes, (v) excise taxes,
(vi) net income taxes, (vii) profit taxes, (viii) capital levies, (ix) late payment charges and penalties, and (x) special assessments levied against any property other than the real estate constituting a portion of the Property. If any assessments are levied against the real estate which may be paid in installments, Landlord may elect to pay such assessments in a lump sum or in as many installments as Landlord desires and is permitted by the taxing authority to do. If Landlord elects to pay any assessment in installments, Tenant shall be entitled to reimburse Landlord for Tenant's portion of such assessments in installments on a schedule similar to the installment payment schedule elected by Landlord. If Landlord does not elect to pay in installments, then the portion passed through to Tenant shall be a proportionate share of the assessment based on the number of months left in the Term , so that in no event shall Tenant pay any portion of an assessment allocable to any period beyond the date of termination of this Lease.

    (m) "Tenant's Pro Rata Share" of Taxes and Operating Expenses shall be agreed to be .5455 or 54.55%, based upon the Building containing 137,474 rentable square feet and the Premises containing 74,993 rentable square feet. Tenant's Pro Rata Share of Taxes and Operating Expenses shall be revised, if the Premises at any time in the future contains more or less than 74,993 rentable square feet, to a percentage equal to the actual rentable square feet of the Premises divided by the actual rentable square feet contained in the Building. Landlord represents to Tenant that the initial Premises shall contain at least 74,993 rentable square feet, and that the Building contains 137,474 rentable square feet.

    10.  NOTICES

    For the purpose of notice or demand, the respective parties shall be served by written notice in the manner and to the addresses set forth below. Specifically, notices may be given by (i) delivery in person, (ii) guaranteed overnight courier service or (iii) by facsimile, provided that a supplemental notice is provided within one day thereafter by one of the methods specified in
(i) or (ii), to the following addresses:

    For Tenant

     -   Senior Vice President - Administration
         Hamilton Bank, N.A.
         3750 N.W. 87th Avenue
         Miami, FL
         Telephone:  (305) 717-5500
         Fax No.  :  (305) 717-5560

     -   Kirkpatrick & Lockhart
         201 South Biscayne Boulevard
         Miami, FL  33131
         Attn:  Laura A. Gangemi, Esquire
         Telephone:  (305) 539-2300
         Fax No.  :   (305) 358-7095

    For Landlord

     -   System Realty Twelve, Inc.
         c/o J.P. Morgan Investment Management Inc.
         James E. Rosasco, Vice President
         522 Fifth Avenue
         New York, NY  10036
         Telephone:  (212) 837-1246
         Fax No.  :  (212) 944-5743

     -   Hirschler, Fleischer, Weinberg, Cox & Allen
         701 East Byrd Street (23219)

         Post Office Box 500
         Richmond, VA  23218-0500
         Attn:  Paul H. Davenport, Esquire
         Telephone:  (804) 771-9553
         Fax No.  :  (804) 644-0957

     -   Property Management Company
         KB Commercial Real Estate Group, Inc.
         1401 Brickell Avenue, Suite 350,
         Miami, FL  33131
         Attn:  Michael Katz or Bill Biondi
         Telephone: (305) 358-1401
         Fax No.    : (305) 358-1093

    Notice shall be deemed to have been given upon receipt or upon refusal of a party to accept receipt. Any party may change its address for notices by delivering notice in any of the manners set forth above to the other party.

    11.  ORDINANCES AND REGULATIONS

    Tenant hereby covenants and agrees to comply with all the rules, ordinances and regulations of the city, county or state having jurisdiction over the Premises, and with all ordinances and regulations of governmental authorities wherein the Premises are located, and all applicable Federal rules, ordinances and regulations, including all requirements that are set forth by the Americans with Disabilities Act ("ADA"), at Tenant's sole cost and expense, but only insofar as any of such rules, ordinances and regulations pertain to the manner in which Tenant shall use the Premises. The obligation to comply in every other case, and also all cases where such rules, regulations and ordinances including all requirements set forth by the ADA require repairs, alterations, changes or additions to the Building or Building equipment, or any part thereof, are expressly assumed by Landlord, and Landlord covenants and agrees promptly and duly to comply with all such rules, regulations and ordinances with which Tenant has not herein expressly agreed to comply. Landlord represents that to the best of Landlord's present knowledge, the Property, the Building and the Premises are in compliance with all local, state and federal laws and regulations, except that the Building is not in full compliance with the ADA. Landlord represents that to the best of Landlord's present knowledge, no officer or director of Landlord has received any notice of any violation of the ADA by the Property, the Building or the Premises, except as set forth in a certain accessibility conformance audit dated July 30, 1993, prepared by James Deen, AIA, a copy of which audit has been provided to Tenant.

    12.  SIGNS

    During the initial Term or any renewal Term of this Lease, as long as the Premises leased hereunder contain no less than 50,000 rentable square feet, Tenant shall have the right to the maximum amount of roof top exterior building signage that is permitted or rights which may be obtained pursuant to applicable governmental ordinances as is requested by Tenant and at Tenant's sole cost and expense. Tenant shall be entitled to all signage rights previously held by

Blue Cross Blue Shield. Tenant at its sole cost and expense and as is requested by Tenant shall have prominent signage in the elevator lobby of each of its designated floors, at the individual entrances to each of Tenant's individual departments and business units, as well as prominent signage in the elevator lobby area of the first floor. Landlord reserves the right to place a monument sign in the exterior plaza area of the Building at Landlord's sole discretion. All signage shall be subject to Landlord's written approval, which approval shall not be unreasonably withheld. At Tenant's option, Tenant may use a portion of the Tenant Improvement Allowance to pay for signage and installation of signage, by providing written notice thereof to Landlord.

    13.  SERVICES

    (a)  Landlord covenants and agrees to furnish the Premises with:

         (i) HVAC service from 7:00 AM to 7:00 PM Monday through Friday and from 8:00 AM to 1:00 PM on Saturday, suitable for the intended use as general office space, and heating and air conditioning for the comfortable use and occupancy of the Premises;

         (ii) Electric service 24 hours per day, 7 days per week, to be provided by Florida Power and Light Company;

         (iii) Janitorial service on weekdays, at a level deemed to be normal and usual in a first-class office building, except that shampooing and replacement of carpet as required by Tenant shall be at Tenant's expense. The cleaning specifications are set forth on EXHIBIT E attached hereto;

         (iv)    Trash removal from the Premises;

         (v) Furnishing, supplying and maintaining Building common areas and rest room facilities, including water and sewage disposal, in the Building in which the Premises are located;

         (vi)    Elevator service, 24 hours per day, 7 days per week; and

         (vii) Security services to be provided through a third party contract, at a level commensurate with other first class office buildings in the Miami Airport/West Dade office market, but subject to Landlord's obligation to minimize Operating Expenses.

    All of the foregoing services shall be at Landlord's expense, unless otherwise agreed to in this Lease (including without limitation, Tenant's obligation to pay its Pro Rata Share of increases in Operating Expenses, but subject to Tenant's ability as provided in Paragraph 36(b) hereof to pay for certain Operating Expenses on a direct basis).

    The foregoing services shall be provided as long as Tenant is not in default under the terms of this Lease beyond any applicable cure or grace periods provided herein, and shall be provided subject to interruption by strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, actions or requirements by any governmental agency or official (unless resulting from Landlord's negligence or willful misconduct, or Landlord's failure to maintain the Building in compliance with applicable codes or ordinances), acts of God and conditions and causes beyond the control of Landlord, and upon such happening, no claim for damages or abatement of rent for failure to furnish any such services shall be made by Tenant or allowed by Landlord nor shall any such happening be construed as a constructive eviction of Tenant. The foregoing events are referred to herein as "Force Majeure" events.

    Notwithstanding the foregoing, if "critical services", which shall include the provision of HVAC service, electricity, water and sewer service, and elevator service, are interrupted by a Force Majeure event and not restored within one hundred fifty (150) days of such interruption, Tenant may, at its option, cancel this Lease in its entirety by written notice to Landlord, and neither Tenant nor Landlord shall have any further obligation to each other for any matters arising on or after the date of termination. Landlord agrees to use its best efforts to effect a restoration of "critical services" as soon as possible. If Landlord's insurance coverage required to be carried pursuant to this Lease includes rent interruption insurance, and provided that a failure to provide critical services to Tenant as a result of a Force Majeure event is an insurable event under such insurance coverage, then Rent shall be equitably abated during such period as critical services have been interrupted by a Force Majeure event. If such insurance coverage does not provide that the interruption of critical services is an insurable event, then Rent shall not be abated.

    If any critical services are interrupted due to matters within the reasonable control of Landlord, and Tenant has provided written notice of such interruption to Landlord, Landlord shall take such actions as are necessary to restore the critical services as promptly as possible. If the critical services have not been restored within ten (10) days of their interruption, Tenant shall be entitled to an equitable abatement of Rent for the period during which the critical services have been interrupted. In addition, if the critical services have not been restored within ten (10) days of their interruption, Landlord shall provide written notice to Tenant within such ten (10) day period of the steps Landlord proposes to take in order to restore the critical services, and the time which Landlord estimates will be necessary in order to complete the restoration of the critical services. Landlord agrees to use its best efforts to effect a restoration of "critical services" as soon as possible. If Landlord fails to restore the critical services by the latter of thirty (30) days after the initial interruption of critical services, or the time period which Landlord has estimated is reasonably necessary in order to restore the critical services (but not longer than sixty (60) days after the initial interruption of critical services), Tenant may, at its option, terminate this Lease by written notice to Landlord, and neither party shall thereafter have any further obligation under this Lease for any events arising on or after such termination date.

    (b)  An additional supplemental air conditioning unit of approximately two
(2) tons, intended for use with respect to Tenant's computer room and another designated room, have been installed at the Premises. Tenant may continue to utilize such supplemental unit, at Tenant's sole cost and expense. In addition, Tenant shall be allowed to install, at Tenant's cost, an additional supplemental air conditioning unit or units. Any and all additional costs for said units will be paid for by Tenant, and Tenant may utilize such units at Tenant's sole cost and expense. Tenant shall submit plans and specifications for any additional units to Landlord for Landlord's approval, which approval shall not be unreasonably withheld or delayed.

    Additional after hours HVAC shall be provided to Tenant at a rate that is based upon Landlord's present hourly charge of $25.00 per hour per floor, which charge is subject to change if Florida Power and Light Company changes its rates for the electricity consumed by the HVAC operation. In the event one or more of the tenants in the Building are receiving after hours HVAC at the same time as Tenant, Landlord shall pro-rate Tenant's cost of said HVAC, in the event that Tenant's costs are redundant with that of another Tenant.

    Prior to execution of this Lease Landlord provided Tenant with the electrical specifications of the Building. Tenant acknowledges that the Building can provide Tenant with the electrical service to accommodate normal office use for Tenant's use. Prior to the Commencement Date, Landlord shall provide Tenant with specifications regarding the Building's HVAC system, and Tenant will satisfy itself that the Building can achieve the appropriate indoor temperature reading required by Tenant. Landlord shall guarantee that throughout the Term and any extension or renewal that the fresh air norm established in ASHRAE standard 62-1989 will be maintained.

    If Tenant shall require electrical current or install electrical equipment including but not limited to electrical heating, refrigeration equipment (excluding a standard refrigerator in the employee lounge), electronic data processing machines, punch card machines, or machines or equipment using current which will in any way increase the amount of the electricity usually furnished for use in general office space, Tenant will obtain prior written approval from Landlord which consent shall not be unreasonably withheld or delayed, and Tenant shall pay periodically for the additional direct expense involved.

    (c) Landlord will maintain in good repair and working order and make all repairs, replacements and restorations to the Building in all parts of the Building which are required in the normal maintenance, operation and use of the Building, including without limitation, structural elements, mechanical, plumbing and electrical systems, walkways, paths, landscaping, exterior walls and roof, and interior walls, floors and ceilings (excluding all of the Premises).

    14.  TENANT IMPROVEMENTS

    (a) Tenant, by occupancy hereunder, accepts the Premises as being in good repair and condition. Tenant shall maintain the Premises and every part thereof in good repair and condition, damages by causes beyond the control of Tenant, reasonable use, ordinary wear and tear excepted. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without prior written consent of Landlord, which consent Landlord covenants and agrees shall not be unreasonably withheld. If Landlord requires that any alteration made by Tenant is to be removed from the Premises at the Tenant's cost upon expiration or other termination of this Lease, or any renewal thereof, Landlord must notify Tenant accordingly when it provides Tenant its consent to such alteration. In the event Landlord consents to the proposed alterations, additions, or improvements, any such alterations, additions or improvements shall be made at such times and in such manner as not to unreasonably interfere with the occupation, use and enjoyment of the remainder of the Building by the other tenants thereof. Landlord may require Tenant to use contractors reasonably acceptable to Landlord. Tenant shall reimburse Landlord for all outside third party expenses (such as expenses of outside architects or engineers) incurred by Landlord in reviewing any request for alterations. All additions, fixtures, alterations or other improvements made by Tenant which Landlord has not required Tenant to remove upon the expiration or termination of this Lease shall be and remain a part of the Premises at the expiration or termination of this Lease. Notwithstanding the foregoing, Tenant shall be allowed to return the Premises to Landlord upon termination of this Lease, with all improvements made during Tenant's initial fit out of the Premises, except for any cafeteria proposed to be built on the fifth floor.

    (b) Notwithstanding the foregoing, Tenant shall be permitted to renovate the entire first, fifth, sixth and seventh floor spaces. Landlord shall provide Tenant with a Tenant improvement allowance equal to $15.00 per rentable square foot for the entire Premises (the "Tenant Improvement Allowance"). At Tenant's option, the Tenant Improvement Allowance may be used for the following purposes:

         (i) Payment of any leasing or brokerage commission payable by Tenant in connection with this Lease;

         (ii) Payment of the amount of $37,015.54 owed by the Subtenant to Landlord;

         (iii) For payment of any tenant improvements made to any portion of the Premises pursuant to plans and specifications reviewed and approved by Landlord as set forth in this Lease;

         (iv) For payment of expenses of signage and installation of signage; and

         (v) For payment of Rent hereunder during the first twelve (12) months of the Term.

    (c) Payments from the Tenant Improvement Allowance will be made by Landlord to Tenant on a monthly basis. Leasing or brokerage commissions payable by Tenant as set forth in subparagraph (b)(i) above shall be paid to Tenant or at Tenant's direction within five (5) days after Tenant has delivered an applicable invoice or invoices to Landlord. With regard to payment for expenses incurred by Tenant as set forth in subparagraphs (b)(iii) and (iv) above, Landlord shall fund any such costs included within Tenant's draw request, accompanied by copies of paid invoices, submitted by the 25th day of the month by the 10th day of the following month. The expenses to be paid by Tenant as set forth in subparagraph (b)(ii) above shall be credited against the Tenant Improvement Allowance contemporaneously with the Commencement Date for the Phase I Premises.

    (d) A running account of disbursements of the Tenant Improvement Allowance shall be maintained from the execution of this Lease. To the extent that in any month during the first year of the Term, the total amount disbursed by Landlord to Tenant under the Tenant Improvement Allowance from the date of this Lease is less than the total amount of Rent paid by Tenant to Landlord from the date hereof, the Tenant shall be entitled pursuant to subparagraph (b)(v) above, to have the next monthly disbursement of the Tenant Improvement Allowance applied against the greater of (i) such month's Rent payment or (ii) any other payments which are authorized to be paid out of the Tenant Improvement Allowance as set forth in subparagraph (b) above.


    (e) Tenant shall submit its plans for renovation of the Premises to Landlord for Landlord's approval, which approval shall not be unreasonably withheld or delayed. Landlord shall approve or disapprove Tenant's renovation plans within ten (10) business days from Landlord's receipt of such plans. Landlord may require that Tenant use contractors reasonably acceptable to Landlord. All work performed within the Premises by Tenant shall be performed in a good and workmanlike manner, and completed free of any mechanics' or materialmen's liens. All work shall also be completed in compliance with all applicable governmental requirements. Landlord will provide all reasonable services, including use of elevators, air conditioning during normal working hours, electricity and delivery docks for Tenant's renovation. Tenant shall be permitted to purchase Landlord's work letter materials or stock, if any, at Landlord's cost. Landlord will provide at its sole cost and expense copies of mechanical, electrical and plumbing plans available from Landlord's files for the Premises.

    (f) Tenant shall have the right to construct a dining facility on the patio area adjacent to the seventh floor executive offices, subject to approval of the plans and specifications by Landlord, which approval shall not be unreasonably withheld or delayed. Landlord shall approve or disapprove Tenant's plans for construction of the dining facility within ten (10) business days of receipt of such plans. The improvements, if elected by Tenant, are referred to herein as the "Dining Facility". Expenses for constructing the Dining Facility may be paid out of the Tenant Improvement Allowance. Otherwise, the cost of the Dining Facility shall be paid by Tenant.

    (g) Tenant shall have the right to bid the renovation of the Premises and the Dining Facility, select the contractor (subject to Landlord's reasonable approval) and supervise construction. All contractors and sub-contractors doing work within the Premises, must be licensed to do business in Dade County and must provide certificates of insurance satisfactory to Landlord, which approval will not be unreasonably withheld. Landlord shall not receive any construction or administration fees of any kind during planning or renovation. In addition, Tenant shall provide Landlord with evidence of builder's risk insurance reasonably satisfactory to Landlord naming Landlord as additional insured.

    15.  QUIET ENJOYMENT

    Landlord covenants and agrees that Tenant, on paying said monthly rent and performing the covenants herein, shall and may peaceably and quietly hold and enjoy the said Premises, free of claims of prior rights by parties claiming by or through Landlord.

    16.  LANDLORD'S RIGHT TO INSPECT AND DISPLAY

    Landlord shall have the right, at reasonable times during the term of this Lease, to enter the Premises for the purpose of examining or inspecting same and of making such repairs or alterations or other modifications as Landlord shall deem necessary. Landlord shall also have the right to enter the Premises at all reasonable hours for the purpose of displaying said Premises to prospective Tenants within 180 days prior to the termination of this Lease. Except in cases of emergency, Landlord will limit its right to inspect to Tenant's normal business hours. Landlord will provide Tenant with reasonable prior notice of its intent to enter the Premises, except in the event of an emergency, in which case no notice shall be required. Landlord will use all reasonable efforts to minimize any interference with Tenant's business operations in the Premises in exercising Landlord's right of entry.

    17.  DESTRUCTION OF PREMISES

    (a)  If (i) the Premises are totally destroyed by fire or other casualty,
(ii) fifty percent (50%) or more of the Building is destroyed by fire or other casualty, or (iii) if Tenant's access to the Premises is destroyed by fire or other casualty to the extent that such destruction would constitute an insurable event under Landlord's rent loss insurance coverage, and in the case of (iii) such damage cannot be repaired so as to permit Tenant's access to the Premises within one hundred fifty (150) days after the fire or other casualty, Tenant shall have the option of terminating this Lease upon giving written notice at any time within sixty (60) days from the date of such destruction, and if the Lease be so terminated, all Rent shall cease as of the date of such destruction and any prepaid Rent shall be refunded by Landlord. The events set forth in
(i), (ii) and (iii) above are referred to herein as a "Major Casualty". If Tenant does not elect to terminate this Lease upon the occurrence of a Major Casualty, Landlord shall use due diligence to repair or restore the Building and the Premises to a condition and quality substantially similar to that immediately prior to such Major Casualty. If such restoration, rebuilding or repair is not accomplished within 150 days after Tenant's notice to Landlord of Tenant's election not to cancel this Lease, and such failure does not result from causes beyond the control of Landlord, Tenant shall have the right to terminate this Lease by written notice to Landlord within thirty (30) days after expiration of said 150 days. All Rent and other payments due from Tenant to Landlord hereunder shall be equitably abated from the date of the Major Casualty through the date on which Tenant is given possession of the restored Premises, with access to the Premises. Notwithstanding the foregoing, Landlord shall be entitled to terminate this Lease in the event of a Major Casualty if the Major Casualty occurs within the last twelve (12) months of the then current Term of the Lease. If the Major Casualty occurs within the last twelve (12) months of the initial Term, and Tenant has not elected to terminate this Lease, Landlord shall not be entitled to terminate this Lease if Tenant exercises its option to renew the Lease pursuant to the terms of this Lease. Such notice must be given by Tenant within sixty (60) days after receipt by Tenant of Landlord's notice advising Tenant that Landlord intends to terminate the Lease. If Tenant exercises its option to extend the Term pursuant to the terms of this Lease, the initial Term of the Lease shall be extended, on a day-to-day basis, for the period of time from the date of the Major Casualty through the date of substantial completion of the restoration of the Premises and such portions of the Building as are necessary to provide access to the Premises and the services required to be provided by Landlord hereunder, and the extension Term shall be a full five (5) year Term beginning on the expiration of the initial Term. If Landlord exercises its option to terminate this Lease, it may only do so if it terminates every other lease in the Building, similarly affected, to the extent that Landlord has the right to terminate such other leases. Upon termination of this Lease by either Landlord or Tenant, all claims that either Landlord or Tenant may have against the other shall survive termination of the Lease.

    (b) Any damage or destruction by fire or other casualty to the Premises, the Building or Tenant's access to the Premises which does not constitute a Major Casualty shall be referred to herein as a "Minor Casualty". Landlord agrees, at Landlord's sole cost and expense, to restore the Premises and the Building after Minor Casualty to a kind and quality substantially similar to that immediately prior to such Minor Casualty, and to use due diligence in effecting such restoration as soon as possible. Landlord will provide written notice to Tenant within sixty (60) days after the occurrence of the Minor Casualty of the estimated time required for the repair or restoration of the Premises or portion of the Building necessary for Tenant's occupancy. If the estimated time is in excess of one hundred fifty (150) days after the Minor Casualty (a "Category 2 Minor Casualty"), Tenant may elect, within sixty (60) days after Landlord's notice of estimated time required to repair or restore to terminate this Lease by written notice to Landlord, which termination shall be effective on the date of Tenant's notice to Landlord of its intention to terminate this Lease. All Rent and other payments by Tenant to Landlord under this Lease shall be equitably abated during the period of any Minor Casualty. Said restoration shall be commenced within a reasonable time and completed without delay on the part of Landlord and in any event shall be accomplished for Minor Casualties that are not Category 2 Minor Casualties (a "Category I Minor Casualty") within 150 days from the date of the fire or other casualty, and for Category 2 Minor Casualties, within the time frame set forth in Landlord's notice to Tenant of the estimated repair time (subject to delays with respect to Category II Minor Casualties due to causes beyond the control of Landlord). If Landlord does not complete such restoration, rebuilding or repair within such 150 days or time period set forth in Landlord's notice, as applicable, then Tenant may elect, within sixty (60) days after the expiration of such 150 days or time period set forth in Landlord's notice, as applicable, to terminate this Lease by written notice to Landlord, which termination shall be effective on the date of Tenant's notice to Landlord of its intention to terminate this Lease.
In such case, all Rent paid in advance shall be prorated as of the date of damage or destruction and all Rent thereafter accruing shall be equitably and proportionately adjusted according to the nature and extent of the destruction or damage, pending completion of rebuilding, restoration or repair, except that in the event the destruction or damage is so extensive as to make it unfeasible for Tenant to conduct its business on the Premises, the Rent shall be completely abated until the Premises are restored by Landlord or until Tenant resumes use and occupancy of the Premises, whichever shall first occur. Landlord shall not be liable for any inconvenience or interruption of business of Tenant occasioned by fire or other casualty.

    (c) Landlord shall not be liable for any casualty damage to any personal property which may now or hereafter be located on the Premises, and Landlord shall not be required to carry fire, casualty or extended damage insurance on the personal property of Tenant or any personal property which may now or hereafter be placed in the Premises.

    (d) For purposes hereof, a "casualty" shall be deemed to include, without limitation, damage resulting from bursting water pipes, actions of Landlord and/or its employees, agents and contractors and any other damage whether caused by acts of God or otherwise.

    18.  CONDEMNATION

    If, during the term of this Lease or any renewal thereof, (i) the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes set forth in this Lease, or (ii) twenty percent (20%) of the total parking spaces located on the Property (unless substitute parking either on site, contiguous to the Property, or within a reasonable walking distance of the Property, is provided in substitution for the lost visitors' parking spaces and parking spaces lost in the critical parking areas outlined in red on the site plan attached hereto as Exhibit A-2 are not repositioned by Landlord in the area outlined in green on such site plan), be condemned by public authority for public use, or conveyed by deed in lieu thereof, then, in either event, this Lease shall terminate as of the date of the vesting of title in such public authority, or when possession is given to such public authority, whichever event last occurs. Upon such occurrence Rent shall be prorated as of such date and any prepaid Rent shall be returned to Tenant. Landlord shall be entitled to Landlord's award for such taking, and Tenant shall be entitled to pursue a separate award for its damages. If a portion of the Premises is taken or condemned by public authority for public use so as not to make the remaining portion of the Premises unusable for the purposes set forth in this Lease, this Lease will not be terminated but shall continue. In such case, Rent shall be equitably and fairly reduced or abated for the remainder of the Term in proportion to the amount of the Premises taken. In no event shall Landlord be liable to Tenant for any business interruption, diminution in use or for the value of any unexpired Term of this Lease. Nothing contained herein shall prohibit Tenant from applying in Tenant's name for any entitlement or separate award from the condemning authority.

    19.  ASSIGNMENT AND SUBLETTING

    (a) Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, as further described below: (i) assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of law or otherwise, (ii) sublet the Premises or any part thereof, or (iii) permit the use of the Premises by any Persons other than Tenant, its employees and its invitees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any Person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice shall include: (a) the proposed effective date (which shall not be less than thirty (30) nor more than 180 days after Tenant's notice), (b) the portion of the Premises to be Transferred (herein called the "Subject Space"), (c) the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all documentation pertaining to the proposed Transfer, and (d) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Tenant's request to Landlord's consent to a proposed assignment or sublease will be conclusively presumed denied if Landlord fails to respond within ten (10) days after Landlord's receipt of Tenant's proposal. Any Transfer made without complying with this paragraph shall, at Landlord's option, be null, void and of no effect, or shall constitute a Default under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay $300.00 towards Landlord's review and processing expenses, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord. Tenant shall remain liable to Landlord for all of its obligations hereunder, notwithstanding Landlord's consent to any assignment of this Lease or subletting of any portion of the Premises, except to the extent that Landlord expressly agrees in writing that Tenant shall be released from its obligations hereunder.

    (b) Landlord will not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in Tenant's notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following applies (without limitation as to other reasonable grounds for withholding consent): (i) the Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Property, (ii) the Transferee intends to use the Subject Space for purposes which are not permitted under this Lease, (iii) the Subject Space will not be in compliance with all applicable governmental statutes, rules and regulations, (iv) the Transferee is a government (or agency or instrumentality thereof) but excluding Tenant's regulatory agency; (v) the Transferee is a then current occupant of the Building, unless Landlord has first submitted a proposal to such Transferee for lease of other available space in the Building, and such Transferee has not accepted Landlord's proposal within thirty (30) days; and or (vi) Tenant has committed and failed to cure a default within any applicable grace or cure period.

    (c) Notwithstanding the foregoing, Tenant may, upon written notice to Landlord, without the need for prior approval assign or sublet the Premises in whole or in part to any affiliate or subsidiary of Tenant, or to any business organization of which Tenant shall become a part by merger, purchase, or operation of law.

    (d) Landlord shall be entitled to receive fifty percent (50%) of all of the "Net Profit" (net profit shall be defined as profit minus all reasonable tenant marketing, legal and construction and all other expenses related to the sublet of the Premises or any portion thereof) received by Tenant as a result of the assignment of this Lease or the subletting of all or any portion of the Premises. No assignment of this Lease or subletting of any portion of the Premises shall release Tenant from any of its obligations hereunder, unless the proposed subtenant has been expressly approved by Landlord, and Tenant is released by an express, written release from Landlord.

    20.  HOLDOVER

    (a) If Tenant, any assignee or subtenant shall continue to occupy the Premises after the termination of this Lease without prior written consent of Landlord, such tenancy shall be a tenancy at sufferance. During such holdover period, the rent due will be double the amount of rent due for the last month of the lease Term for each month or portion thereof that Tenant, any assignee or subtenant holds over, plus all damages that Landlord may suffer on account of the failure to so surrender to Landlord possession of the Premises, and Tenant will indemnify, defend and save Landlord harmless from and against all claims made by any succeeding tenant of the Premises against Landlord on account of delay of Landlord in delivering possession of the Premises to said succeeding tenant to the extent such delay is occasioned by failure of Tenant, its assignee or subtenant to surrender the Premises.

    (b) Notwithstanding the foregoing, Tenant shall have the unconditional right to holdover beyond the expiration of the Term or any extension or renewal for a period of up to six months, provided that Tenant is not then in default beyond any applicable grace or cure period hereunder. The monthly rental to be paid during the holdover, shall be the rental paid in the last month of the expired Term or renewal or extension Term. Tenant may vacate the Premises by giving Landlord sixty (60) day written notice within the holdover period. If Tenant, any assignee or subtenant shall continue to occupy the Premises after the end of such six month holdover period, the provisions in subparagraph (a) of this Paragraph 20 shall apply from that point forward.

    (c) No receipt of money by Landlord from Tenant after termination of this Lease (and the holdover period described in subparagraph (b) above) or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand, suit or judgment, or otherwise limit or affect any other remedies available to Landlord hereunder. No act by Landlord or its agents during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises unless it is made in writing by a duly authorized officer or agent of Landlord.

    (d) Tenant agrees to surrender to Landlord, at the end of the Term of this Lease and/or upon any cancellation of this Lease, subject to the holdover provisions stated above, the Premises in as good condition as the Premises were at the Commencement Date, ordinary wear and tear not caused by Tenant's negligence excepted. Tenant shall be allowed to return the Premises, together with all improvements that the Lease permits Tenant to make, provided that Landlord has not required Tenant to remove such alterations or improvements at the time of giving its consent to the alterations or improvements, as more particularly set forth in Paragraph 14(a) herein.

    21.  INDEMNIFICATION

    (a) Landlord shall not be liable for any damage or injury to any person or property whether it be the person or property of Tenant, Tenant's employees, agents, guests, invitees or otherwise by reason of Tenant's occupancy of the Premises or because of fire, flood, windstorm, acts of God or for any other reason, unless caused by the fault or negligence of Landlord or its directors, officers, shareholders, employees, agents or contractors. Tenant agrees to indemnify, defend and save harmless Landlord and its officers, directors, shareholders, employees, advisors and agents (the "Indemnitees") from and against any and all loss, damage, claim, demand, liability or expense by reason of damage to person or property which may arise or be claimed to have arisen as a result of the occupancy or use of the Premises by Tenant or by reason thereof or in connection therewith, or in any way arising on account of any injury or damage caused to any person or property on or in the Premises, providing, however, that Tenant shall not indemnify as to the loss or damage due to fault or negligence of any Indemnitee. If Tenant's use of the Premises causes Landlord's insurance premium for the Building to be increased, Tenant agrees to pay, as additional rent plus any applicable sales or use taxes, the entire cost of such increase.


    (b) Landlord agrees to indemnify, defend and save harmless Tenant and its officers, directors, shareholders, employees, advisors and agents (the "Tenant Indemnitees"), but only to the extent permitted by Virginia law, from and against any and all loss, damage, claim, demand, liability or expense by reason of damage to person or property which may arise or be claimed to have arisen as a result of Landlord's failure to perform its obligations hereunder with respect to the Property, including the Building and the Premises, providing, however, that Landlord shall not indemnify as to any loss or damage due to the fault or negligence of any Tenant Indemnitee. If at any time in the future, Landlord is permitted by law to indemnify third parties, or if Landlord shall ever be a party unrelated to the Virginia Retirement System, the limitation on Landlord's indemnification of the Tenant Indemnitees shall no longer be applicable.

    22.  CONSTRUCTION OF LANGUAGE

    The terms "lease", "lease agreement" or "agreement" shall be inclusive of each other, also to include renewals, extensions or modifications of the Lease. The use of the words "term of this Lease" shall include renewals extensions or modifications of this Lease where applicable. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular shall be held to include the plural and the plural to include the singular, when the sense requires. The paragraph headings and titles are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

    23.  DEFAULT

    (a) In the event that: (seq level4 \*romani) Tenant shall default in the payment of Rent or any other sums payable by Tenant herein, and such default shall continue for a period of ten (10) days after receipt of Landlord's written notice thereof to Tenant; (seq level4 \*romanii) Tenant shall default in the performance of any other covenants or agreements to be performed by Tenant under this Lease, and such default shall continue for thirty (30) days after receipt of written notice from Landlord, provided, however, that if the default is not susceptible to cure by Tenant within such thirty (30) day period, and further provided that if Tenant begins such cure, provides Landlord notice in writing of the steps it is taking to attempt to cure and the estimated time required for completion of the cure, and Tenant continuously and diligently prosecutes such cure to completion, it shall not constitute a Default hereunder; (seq level4 \*romaniii) Tenant shall become bankrupt or insolvent or unable to pay its debts as they become due, or files any debtor proceedings, or if Tenant shall take or have taken against it in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver for Tenant's property, unless such petition, in the case of an involuntary proceeding, is dismissed within forty-five (45) days, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement for the benefit of creditors, any of the foregoing events shall be deemed a "Default" hereunder, and Landlord may, in addition to any other remedies contained in this Lease, and any other remedies as may be permitted by law, exercise the following rights and remedies: (a) terminate this Lease and/or Tenant's right to possession hereunder by notice in writing to Tenant; and/or (b) enforce Landlord's rights under this Lease by bringing suit in law and/or in equity. Upon any termination of this Lease, whether by lapse of time or otherwise, Tenant shall immediately surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord. Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event with process of law and to expel or remove Tenant and any others who may be occupying or within the Premises, and to remove all property therefrom with process of law, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's rights to Rent or any other right given the Landlord hereunder or by operation of law.

    (b) If Tenant abandons the Premises or otherwise entitles Landlord to elect that Tenant has abandoned the Premises and Tenant fails to pay Rent when due, subject to the notice and cure provisions herein, and Landlord elects to terminate Tenant's right to possession only, without terminating the Lease, Landlord may, at Landlord's option, with process of law, enter into the Premises, remove Tenant's evidence of tenancy, and take and hold possession of the Premises without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full Term. Upon and after entry into possession of the Premises without termination of the Lease, Landlord shall use reasonable efforts to relet the Premises or any part thereof, as the agent of Tenant, to any person, firm or corporation other than Tenant for such Rent, for such time and upon such terms as Landlord in Landlord's sole discretion shall determine. In any such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by Landlord necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expense of the reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of Rent reserved in the Lease, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand.

    (c) Subject to due process of law, Landlord may enter upon the Premises in the event of Default by Tenant, to remove any and all furniture and personal property situated upon the Premises. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay the Landlord, upon demand, all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Landlord may place such property in storage for the account of, and at the expense of Tenant, and if Tenant fails to pay the cost of storing such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property in such manner and at such times and places as Landlord in its sole discretion may deem proper, upon reasonable prior written notice to Tenant, for the payment of any part of such charges for the removal of any such property, and shall apply the proceeds thereof, first, to such sale, including reasonable attorneys' fees; second, to the payment of the costs and charges of storing such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under this Lease; and fourth, the balance, if any, to Tenant. The removal and storage of Tenant's property as above provided shall not constitute a waiver of the Landlord's lien thereon.

    (d) If Tenant fails or refuses to comply with and perform any conditions and covenants of this Lease after the expiration of any applicable grace period, Landlord may, as Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of Tenant, and the said cost and expense shall be payable upon demand, as additional rent with interest from the date of expenditure at the Default Rate. This remedy shall be in addition to all other remedies

Landlord may have hereunder by reason of breach by Tenant of any of the covenants and conditions in this Lease.

    (e) If Landlord is in default hereunder or fails to make any repairs which this Lease or any Law requires it to make, Tenant may provide written notice of such failure to Landlord and to any mortgagee holding a lien on the Property or the Building, if Landlord has provided written notice to Tenant of the name and address of any such mortgagee. Tenant shall permit Landlord or such mortgagee to make any repairs which this Lease or any applicable law requires it to make, or to cure such default, within thirty (30) days after receipt of the notice from Tenant, or such lesser time period as is otherwise expressly provided in this Lease, provided that if no other time period is expressly provided for cure of Landlord's default, and the default cannot be cured within such thirty (30) day period, Landlord or its mortgagee shall have such additional time as is reasonably necessary to cure Landlord's default if the cure is commenced within the thirty (30) day period and is continuously and promptly continued to completion. If Landlord and its mortgagee fail to make such repairs or cure such defaults within the foregoing time periods, Tenant may, but is not required to, cure such defaults or make such repairs, as the case may be. If Tenant cures such default or makes such repairs, all amounts paid by Tenant in doing so and all costs and expenses incurred by Tenant in connection with doing so (together with interest at the Default Rate) will be payable by Landlord to Tenant on demand. If Tenant has obtained a final, non-appealable judgment from a court of competent jurisdiction in favor of Tenant, then the amount of the judgment plus interest may be offset against Rent by Tenant until such judgment plus interest is paid in full. Tenant shall provide prompt written notice to Landlord of Tenant's exercise of its right to offset Rent.

    24.  SUCCESSORS AND ASSIGNS

    This Lease shall bind and inure to the benefit of the successors, assigns, heirs, executors, administrators and legal representatives of the parties hereto.

    25.  NON-WAIVER

    Failure of Landlord to declare any Default immediately upon the occurrence thereof, or delay in taking any action in connection therewith, shall not waive such Default, but Landlord shall have the right to declare any such Default at any time and take such action as might be lawful or authorized herein. No waiver by Landlord of a Default by Tenant shall be implied, and no express waiver by Landlord shall effect any Default other than the Default specified in such waiver. No waiver of any term, provision, condition or covenant of this Lease by Landlord shall be deemed to imply or constitute a further waiver by Landlord of any other term, provision, condition or covenant of this Lease.

    26.  RIGHTS RESERVED BY LANDLORD

    Except to the extent expressly limited herein, Landlord reserves full rights to control the Property (which rights may be exercised without subjecting Landlord to claims for constructive eviction, abatement of Rent, damages or other claims of any kind), including more particularly, but without limitation, the following rights:

    (a) To change the name, Doral Corporate Plaza, or street address of the Property, provided, however, that Tenant shall have the right to preclude Landlord from naming the Building in such a manner as would have a material adverse effect on Tenant's use and occupancy of the Premises as provided in this Lease; install and maintain signs on the exterior and interior of the Property except as herein provided to the contrary; and have access for Landlord and other tenants of the Property to any mail chutes located on the Premises according to the rules of the United States Postal Service.

    (b) To enter the Premises at reasonable hours for reasonable purposes, including inspection and supplying cleaning service or other services to be provided Tenant hereunder, to show the Premises to current and prospective mortgage lenders, ground lessors, insurers, and prospective purchasers, Tenants and brokers, at reasonable business hours. Landlord shall give Tenant reasonable prior notice of its intent to enter the Premises, except in the event of an emergency, in which event no prior notice shall be required, and further provided that no notice shall be required for the daily provision of cleaning services as set forth in this Lease. Cleaning services shall be provided after 5:00 p.m., eastern time, however, Tenant may request that certain confidential areas of the Premises be cleaned or inspected during regular business hours, under the supervision of an employee of Tenant.

    (c) To limit or prevent access to the Property, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventative measures deemed necessary by Landlord for the safety of Tenants or other occupants of the Property or the protection of the Property and other property located thereon or therein, in case of fire, invasion, insurrection, riot, civil disorder, public excitement or any other dangerous condition, or threat thereof.

    (d) To decorate and to make alterations, additions and improvements, structural or otherwise, in or to the Property or any part thereof, and any adjacent Building, structure, parking facility, land, street or alley (including without limitation changes and/or reductions in corridors, lobbies, parking facilities and other public areas and the installation of kiosks, planters, sculptures, displays, escalators, mezzanines, stairwells, and other structures, facilities, amenities and features therein, and changes for the purpose of connection with or entrance into or use of the Property in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed). In connection with such matters, or with any other repairs, maintenance, improvements or alterations, in or about the Property, Landlord may erect scaffolding and other structures reasonably required, and during such operations may enter upon the Premises and take into and upon or through the Premises, all materials required to make such repairs, maintenance, alterations or improvements, and may close public entry ways, other public areas, restrooms, stairways or corridors. Landlord will use reasonable efforts to exercise its right of access at times to cause the least amount of disruption to Tenant's business, except for access needed for emergency purposes or emergency repairs. If Tenant requests Landlord to utilize its right of access after hours or on weekends, and the access is not needed for emergency purposes or emergency repairs, Landlord will comply with Tenant's request provided that Tenant pays any overtime pay Landlord incurs as a result of scheduling the right of access after hours or on weekends. Landlord shall not close off or change the common area of the Building in such a way as to prohibit Tenant's reasonable access to the Premises.

    (e) From time to time to make and implement such reasonable rules and regulations for the protection and welfare of the Building and its tenants and occupants, as Landlord may deem desirable, and Tenant agrees to abide by all such rules and regulations provided they are reasonable and uniformly enforced, including, the rules and regulations set forth on EXHIBIT B attached hereto. Any modification or addition to the rules and regulations by Landlord shall be:

         (i) reasonable and consistent with rules and regulations imposed in similar properties;

         (ii) no more burdensome or costly than the rules and regulations attached hereto as EXHIBIT B;

         (iii) any conflict between such additional rules and regulations and this Lease shall be governed by the terms of this Lease; and

         (iv)    uniformly enforced.

    27.  ASBESTOS AND OTHER HAZARDOUS MATERIALS

    (a) Landlord represents and warrants that, to the best of Landlord's actual knowledge, there is no asbestos or other Hazardous Substances (as defined in (b) below) on the Premises or in the Building. Landlord shall not generate, store, manufacture, refine, transport, treat or dispose of on or about the Building, any Hazardous Substances (except for Hazardous Substances typically used in operating, cleaning or maintaining business offices, with respect to which Landlord shall comply with all present or future applicable Federal, state or local laws, rules or regulations dealing with environmental protection).

    (b) Tenant shall not generate, store, manufacture, refine, transport, treat or dispose of on or about the Building, any Hazardous Substances. As used herein, Hazardous Substances shall be defined as any "hazardous chemical", "hazardous substance" or similar term as defined in the Comprehensive Environmental Responsibility Compensation and Liability Act, as amended (42 U.S.C. 9601 ET SEQ.), any rules or regulations promulgated thereunder, or in any other present or future applicable Federal, state or local law, rule or regulation dealing with environmental protection (except for Hazardous Substances typically used in operating, cleaning or maintaining business offices, with respect to which Tenant shall comply with all present or future applicable federal, state or local laws, rules or regulations dealing with environmental protection). The term "Hazardous Substances" as used herein shall be deemed to include petroleum products.

    (c) Tenant agrees to indemnify, defend and hold Landlord and each mortgagee of the Premises harmless from and against any and all liabilities, damages, claims, losses, judgments, causes of action, costs and expenses (including the reasonable fees and expenses of Landlord's and such mortgagee's counsel and environmental consultants) which may be incurred by the Landlord or any mortgagee or threatened against the Landlord or such mortgagee relating to or arising out of any breach by Tenant of its covenants under this Paragraph (unless caused by Landlord, its employees, agents, contractors or invitees), which indemnification shall survive the expiration or sooner termination of this Lease.

    (d) Landlord agrees to indemnify, defend and hold Tenant harmless from and against any and all liabilities, damages, claims, losses, judgments, causes of action, costs and expenses (including the reasonable fees and expenses of Tenant's counsel and environmental consultants) which may be incurred by the Tenant or threatened against Tenant relating to or arising out of any misrepresentation by Landlord under this Paragraph or any breach by Landlord of its covenants under this paragraph or in the event asbestos or Hazardous Substances are in the Premises or in the Building (unless caused by Tenant, its employees, agents, contractors or invitees), but only to the extent permitted by Virginia law, which indemnification shall survive the expiration or sooner termination of this Lease. If at any time applicable law permits Tenant to indemnify third parties, or if Landlord is not related to the Virginia Retirement System, the limitation on Landlord's indemnity shall no longer apply.

    28.  ESTOPPEL CERTIFICATE

    Tenant shall from time to time, within 10 days of receiving a written request from Landlord, execute and deliver a written statement to Landlord which shall certify, among other things, the accuracy of the Lease document, commencement, termination dates of the Lease, that the Lease is in full force and effect, whether the Lease has been modified, whether either party is in default under the Lease, and to other correct terms and facts covered by the Lease. Failure by Tenant to deliver to Landlord such estoppel certificate within twenty one (21) days after receipt of a request from Landlord shall constitute a Default hereunder without any further notice of such Default from Landlord.

    29.  CHANGES TO THE BUILDING

    Tenant shall not be required to pay for any costs necessary for the Building to comply with any laws, orders, or regulations which require structural changes or improvements relating to the structural components of the Premises or Building or life safety systems installed in the Building. However, Tenant shall be solely responsible for the costs of its failure to comply with any laws or regulations in connection with its Tenant improvements and in connection with Tenant's use of the Premises.

    30.  LANDLORD'S REPRESENTATION

    Landlord covenants and agrees that Landlord is the owner of the Building and has the right and the authority to enter into this Lease and that, to the best of Landlord's actual knowledge, as of the date hereof there are not any known uncorrected violations of Law applicable to the Building or the use thereof which would interfere with Tenant's use and enjoyment of the Premises under the terms of this Lease, and that all necessary approvals, certificates, licenses, allocations and similar matters with respect to the Premises and the Building and the use of the Property (except those specifically relating to Tenant's build-out of its Premises or the operation of its business in the Premises, as to which Landlord offers no representation) have been obtained. Landlord shall be solely responsible for the cost of Landlord's failure to comply with the covenants and agreements contained herein except to the extent that they are caused by actions of Tenant.

    31.  INSURANCE

    (a) Tenant agrees to maintain in full force and effect at all times during the Term and any extensions or renewals thereof, at its own expense, for the protection of Landlord and Tenant, as their interests may appear, policies of insurance with terms and coverages and carriers reasonably acceptable to Landlord, issued by insurers authorized to do business in the state in which the Building is located, which shall afford the following minimum coverages:

         (i) Comprehensive general liability insurance, including coverage for bodily injury and death, property damage and personal injury, in amounts not less than $5,000,000 combined single limit.

         (ii) Fire and extended coverage in amounts sufficient to cover the full replacement cost of all of Tenant's fixtures, furniture, furnishings, trade equipment and all other items of Tenant's property on the Premises.

         (iii) Workmen's compensation insurance as required by applicable law.

         (iv) During any time period in which Tenant is performing any construction or renovation work in the Building permitted by this Lease, builder's risk insurance in amounts reasonably acceptable to Landlord.

    Tenant shall deliver to Landlord prior to exercise of any right of access to the Premises, and thereafter at least thirty (30) days prior to the expiration thereof, certificates of insurance evidencing the above coverages, which certificates shall name Tenant, Landlord, Landlord's agents and any mortgagee whose name has been furnished to Tenant as additional named insureds. All certificates shall expressly provide that such insurance coverage may not be changed, cancelled or not renewed without at least thirty (30) days prior written notice to Landlord, Tenant and all additional named insureds.

    (b) In the event Tenant has not delivered to Landlord the certificate or certificates evidencing such insurance, within the time periods required above, and after notice to Tenant and expiration of any applicable cure period (provided that no cure period shall extend beyond the expiration date of such insurance policy or policies) Landlord may obtain such insurances on behalf of Tenant. The cost for such policies shall be paid by Tenant to Landlord as additional rent upon demand plus an administrative charge as determined by Landlord.

    (c) Landlord will maintain at all times during the Term of this Lease (i) all risk insurance in an amount not less than the actual replacement cost, exclusive of foundations and excavations, of the Building as calculated annually according to the applicable insurance policies, and (ii) personal public liability and property damage occurring in, on or about the Building and the Property in an amount of at least $3,000,000 per occurrence for personal public liability coverage and $500,000 for property damage, and Tenant will be named as an additional insured, as its interest may appear, on the liability policy.

    32.  COVENANTS AGAINST LIENS

    Notwithstanding any other provisions of this Lease, Landlord and Tenant expressly acknowledge and agree that the interest of Landlord in and to the Building and the real estate on which it is located, or any part thereof, including without limitation, the Premises, shall NOT be subject to liens for any work, labor, services performed or materials supplied, or claimed to have been performed or supplied, or any other lien cognizable under Chapter 713, Florida Statutes (collectively herein "Liens"), by Tenant, or Tenant's contractors, subcontractors, laborers and material suppliers supplying labor and/or material for the Premises (collectively herein "Contractors"). Upon the execution of this Lease, Tenant acknowledges that Landlord, at Landlord's sole option and cost, may then or thereafter record among the Public Records in the county in which the Building is located, this Lease or short form thereof, or such other memorandum in form and substance satisfactory to Landlord, in Landlord's sole discretion, for the purpose of insulating the interest of Landlord from any and all such contractor's liens, without affecting any provisions of this Lease. Tenant hereby acknowledges that Landlord shall further be permitted to do or perform any act necessary or appropriate, in Landlord's sole discretion, to prevent the filing of any lien against the Premises or any part thereof. In addition to the foregoing and not in lieu thereof, Tenant shall do all things necessary to prevent the filing of any liens against the Premises or the interest of Landlord or the interest of any mortgagees or holders of any deed of trust covering the Premises or any ground or underlying lessors therein, if any, by reason of any work, labor, services, or materials performed or supplied to Tenant, or anyone holding the Premises, or any part thereof, by, through, or under Tenant. If any such lien shall at any time be filed, Tenant shall cause the same to be vacated and cancelled of record within thirty (30) days after the date that Tenant receives notice of such lien. If any such lien shall be filed notwithstanding the provisions of this subparagraph, then, in addition to any other right or remedy of Landlord resulting from Tenant's default, Landlord may, but shall not be obligated to, contest such lien or vacate or release the same either by paying the amount claimed to be due or by procuring the release of such lien by giving security or in such other manner as may be prescribed by law. Tenant shall repay to Landlord, as additional rent hereunder on demand, all sums disbursed or deposited by Landlord pursuant to the foregoing provisions of this Paragraph, including Landlord's costs and expenses and attorneys' fees incurred in connection therewith. However, nothing contained herein shall imply a consent or agreement on the part of Landlord or any mortgagee or holder of a deed of trust or any ground or underlying lessors, if any, of the Premises to subject their respective estates or interests to liability under any mechanics' or other lien law, whether or not the performance or the furnishing of such work, labor, services, or materials to Tenant or anyone holding the Premises, or any part thereof, by, through or under Tenant, shall have been consented to by Landlord and/or any of such parties.

    33.  INTENTIONALLY DELETED

    34.  LANDLORD'S EXCULPATION

    The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to an amount equal to the greater of (i) an amount that would be realized on an execution sale of the interest of Landlord in the Building or (ii) the Rent to be paid hereunder during the Term and renewals of the Term, and neither Landlord, nor any party comprising Landlord, shall be personally liable for any deficiency. Tenant may, at its option, seek to satisfy judgments (plus interest) by execution against the Building, or to offset the amount of the judgment plus interest against the Rent due hereunder, until such judgment plus interest is satisfied, in the same manner in which Tenant may offset under Paragraph 23 hereof. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

    35.  BROKERAGE

    Tenant represents and warrants that it has retained Cushman & Wakefield of Florida, Inc., as its exclusive broker and that it has dealt with no other broker, agent or other person in connection with this transaction and that no other broker, agent or other person brought about this transaction, on behalf of Tenant. Tenant shall pay all commissions due Cushman & Wakefield of Florida, Inc. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having represented Tenant with regard to this Lease transaction. The provisions of this paragraph shall survive the termination of this Lease. Landlord agrees to indemnify, defend and hold Tenant harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having represented Landlord with regard to this Lease transaction, to the extent such indemnity is permitted by Virginia law, which indemnity shall survive the expiration or termination of this Lease. If at any time in the future Landlord is permitted by law to indemnify third parties, or if at any time Landlord is not related to the Virginia Retirement System, the limitation on Landlord's indemnity obligation shall no longer be in effect.

    Landlord represents and warrants that it has retained KB Commercial Real Estate Group, Inc. as its exclusive broker and that it has not dealt with any other broker, agent or other person in connection with this transaction and that no other broker, agent or other person, other than KB Commercial Real Estate Group, Inc., brought about this transaction on behalf of Landlord. Landlord shall pay all commissions due KB Commercial Real Estate Group.

    36.  FULL SERVICE LEASE; SEPARATE METERING

    (a) This is a full service Lease. All building services and utilities are included. In the calculation of Tenant's Pro Rata Share of increases in Operating Expenses and Taxes, only those Operating Expenses and Taxes attributable to the Building, Building common area (interior and exterior), and parking area specifically designated for the use of the Building shall be included in the computation of same. The Operating Costs and Taxes attributable to any retail, food service entity, private club, etc. or the common areas interior or exterior thereto shall not become the obligation of Tenant, unless the retail food service entity or private club is operated within Tenant's Premises.

    (b) Tenant may elect by written notice to Landlord to contract and pay for certain Operating Expenses on a direct basis. These expenses may include security, electrical usage, and janitorial service. In the event Tenant elects to pay the utility provider directly for any such services, Tenant shall separately meter the Premises at Tenant's sole cost and expense. Landlord shall not include any expenses paid by Tenant in the Operating Expenses.

    37.  BUILDING DIRECTORY

    Tenant shall be provided with its pro-rata share within the existing building directory space for Tenant. Names of all officers of Tenant shall be included at no additional charge. Any changes or additions to the list of names on the directory after the Lease execution date shall be paid for by Tenant.

    38.  OPTION TO RENEW

    Tenant shall have two five-year options to renew its Lease for all or part of the Premises upon nine (9) months prior written notice and provided that Tenant is not in default beyond any applicable notice and cure periods when such notice is given. The rental rate for each renewal term shall be at the then current fair market rate in the Miami Airport/West Dade office market for the Premises ("Fair Market Rent"). In determining Fair Market Rent, Landlord shall consider all then applicable elements affecting the lease transaction, including, but not limited to, the fact that Tenant may not require an improvement allowance or rental abatement typical of a new tenant, that Landlord shall not lose rent because of any marketing or construction time and that the Fair Market Rent is being projected one year in advance. The recovering of the floors and recovering or repainting of the walls used in the initial tenant finishes shall also be considered in determining Fair Market Rent. Landlord and Tenant shall negotiate the rental rate one (1) year prior to the expiration of the then current term. If Landlord and Tenant cannot agree upon the rate within thirty (30) days, then either party may refer the matter for resolution to the American Arbitration Association, with each party equally sharing the costs thereof. The American Arbitration Association shall be required to render its opinion with regard to the then current Fair Market Rent for the Premises, taking into consideration the factors set forth in this paragraph, within thirty
(30) days of said assignment. Tenant shall have at least fifteen (15) days in which to exercise said option(s) after the Fair Market Rent has been agreed upon or otherwise determined. If Tenant does not exercise its option to renew this Lease as provided in this Paragraph 38, and the rental rate during the extension term has been determined in accordance with the arbitration procedure set forth above, Tenant shall be responsible for payment of the entire cost of the arbitration proceedings.

    For each option term, the Operating Expense Base Year and Tax Base Year will be adjusted to reflect the then current base years that are being offered to prospective tenants of the Building in the eleventh and sixteenth years, respectively, of this Lease.

    39.  EXPANSION OPTION; RIGHT OF FIRST REFUSAL

    (a) Tenant shall have a continuous right to lease any unencumbered space in the Building throughout the Term of this Lease and any renewal thereof. The rental rate and terms and conditions for said space during the first two years of the Lease shall be at Tenant's then current rental rate and under the same terms and conditions as this Lease. Beginning on the second anniversary date of the Commencement Date of this Lease, and thereafter, the rental rate and terms and conditions for said space shall be at then current market terms. Tenant shall take any expansion space "as is" (but broom clean and free of all equipment and trade fixtures of the prior occupant) with the Tenant Improvement Allowance being prorated. For example, if 9 years are left on this Lease, the Tenant Improvement Allowance for expansion space would be $13.50. If 8 years are left on the Term, this Lease, the Tenant Improvement Allowance for expansion space would be $12.00. The commencement date for the term of any expansion space leased to Tenant pursuant to this Paragraph 39(a) shall be sixty (60) days after Landlord provides possession of said space to Tenant. The termination date for all expansion space shall be coterminous with the termination date under this Lease.

    (b) During the Term of this Lease, Tenant shall have the continuous right of first refusal on all space in the Building. During the Term, Landlord shall, prior to entering into any lease of space in the Building with any new tenant, or an expansion of an existing tenant's space, first deliver to Tenant a copy of the proposed lease, or a term sheet setting forth the relevant business terms and conditions of the proposed lease or expansion. Tenant shall advise Landlord in writing within five (5) business days after Tenant's receipt of such notice whether Tenant desires to exercise its right of first refusal for such space.
If Tenant fails to deliver notice to Landlord exercising its right of first refusal within the five (5) business day period, Tenant shall be deemed to have waived its right of first refusal with respect to such space in the Building, provided, however, that if such space again becomes available (or is not leased to the offeror in question), Tenant's right of first refusal shall be reinstated. If Tenant waives its right of first refusal with respect to such space, or is deemed to have waived such right of first refusal, Landlord may enter into a lease with the proposed tenant, or an amendment for the expansion space with any existing tenant, on terms and conditions substantially the same as in the proposed lease or the term sheet setting forth the relevant business terms of the proposed lease or expansion. If the effective Base Rent under the relevant business terms of the proposed lease or expansion, taking into consideration all other economic factors, such as the tenant improvement allowance to be provided, rent abatement, assumption of lease obligations, etc., changes by ten percent (10%) or more, then the proposed lease shall be deemed a new proposal for which the right of first refusal shall again apply. The termination date for all such right of first refusal space shall be co-terminus with the termination date under this Lease, provided however, Landlord's capital costs for the proposed transaction would be prorated for the remaining Term of this Lease.

    40.  INTENTIONALLY DELETED

    41.  THIRD PARTY RE-LOCATION

    Any third party tenants leasing less than 3,000 square feet in the Building after execution of this Lease by Landlord and Tenant, will have a right of relocation clause in their leases by which Landlord, upon six (6) month prior written notice, will relocate those tenants in order that Tenant may occupy said space. Landlord shall not be obligated to relocate any such tenants until Tenant has signed an amendment to this Lease incorporating the space to be vacated by the other tenant as part of the Premises. Said condition will exist provided that Tenant has a minimum of three (3) years left on the Term of this Lease and provided that Landlord has comparable space within the Building in which to relocate said tenant. In the event that Tenant has exercised an option or options to renew this Lease pursuant to the provisions of Paragraph 38 herein, Landlord shall continue to include the foregoing right of relocation clause in leases to third party tenants leasing less than 3,000 square feet in the Building until such time as Tenant has a minimum of three (3) years left on the extended Term of this Lease, and provided that Landlord has comparable space in the Building in which to locate said tenant.

    In the event that Landlord relocates an existing tenant in order to accommodate Tenant's need for additional space, Tenant will lease said space in an "as is" condition and under the same terms and conditions of this Lease except that the Rent for such additional space shall be at the greater of (a) the then current market rental rate, or (b) the rent reserved for such space in the lease to the tenant which is being relocated. No Tenant Improvement Allowance will be given for said space.

    42.  DORAL CORPORATE PLAZA I (CITIBANK BUILDING)

    Landlord will provide Tenant with a right of first offer if and when Citibank vacates the Doral Corporate Plaza I facility located at 8750 N.W. 36th Street, Miami, Florida, the rental rate, terms and conditions to be negotiated in good faith at that time based on current market value for said premises. Tenant will have ninety (90) days from written notification to finalize said negotiations. Landlord will allow Tenant to cancel this Lease, with no cancellation penalty paid by Tenant, provided that Tenant signs and delivers to Landlord a new ten (10) year lease in Doral Corporate Plaza I building, for not less than 125% of the then current space that Tenant is occupying at the time Tenant exercises its option, and otherwise under terms and conditions acceptable to both parties.

    43.  CANCELLATION OPTION

    On the fifth anniversary following the Commencement Date, Tenant shall have the option to terminate this Lease as to all or a portion of the Premises by giving Landlord twelve (12) months prior written notice and paying to Landlord a lease cancellation fee. Said cancellation penalty shall be the unamortized value of the Tenant Improvement Allowance paid by Landlord to Tenant, prorated for the actual amount of space being cancelled by Tenant. These costs shall be amortized based on a 10% interest imputed thereon. Said cancellation fee shall be paid at the same time that Tenant exercises its option to cancel (twelve (12) months prior to the fifth anniversary date of this Lease). Tenant's cancellation of this Lease shall not become effective unless and until Tenant has paid all Rent due to Landlord and performed all other covenants of Tenant under this Lease which accrue through the cancellation date, and Tenant's cancellation shall not become effective unless the cancellation fee is paid and Tenant's cancellation notice is given within the time frame required above, time expressly being of the essence.


    44.  EXCLUSIVE USE AND COMPATIBILITY

    Throughout the Lease Term and any renewal thereof, Landlord will not lease space in the Building to any banking entity that is in direct competition with Hamilton Bank, N.A. Landlord shall only lease space to tenants that are compatible with the tenant mix in other Class A office buildings in the Miami Airport/West Dade office market. With regard to the Subtenant, as long as Subtenant occupies the First Floor Space, no other person or entity engaged in the business of operating a travel agency may lease, sublease or occupy space in the Building. This shall not preclude tenants from having their own travel departments, exclusively operated internally.

    45.  RESTRICTIONS IMPOSED BY LANDLORD'S LEASE WITH CITIBANK, N.A.

    Landlord shall use its reasonable efforts to relieve Tenant from any and all encumbrances and restrictions that Landlord's lease with Citibank, N.A. presently imposes upon Tenant, and further warrants that upon either the termination, cancellation or expiration of said lease with Citibank, N.A., Landlord will relieve Tenant of any and all encumbrances and restrictions, and shall not enter into any agreements with any other tenant that further imposes any encumbrances or restrictions upon Tenant.

    46.  PARKING

    Landlord shall provide parking availability at a ratio of four (4) spaces per 1,000 rentable square feet for the Premises as well as any space leased at a later date. Landlord shall provide fifteen (15) spaces immediately adjacent to the main entrance of the Building that are designated for specific use by Tenant's clientele. Landlord, at its sole cost and expense, shall provide to Tenant and maintain within the existing covered parking area no less than seven
(7) spaces. All parking shall be at no cost to Tenant for the Term of this Lease or any extension or renewal thereof.

    47.  EMERGENCY GENERATOR

    Landlord will provide an area outside the Building upon which Tenant may provide an emergency generator and aboveground fuel storage tank on site subject to Dade County regulatory authorities approval and the approval of any other applicable governmental authorities. Prior to installing the generator and aboveground fuel storage tank, Tenant shall supply plans, drawings and other materials reasonably requested by Landlord depicting the layout for such equipment, for Landlord's approval, which approval shall not be unreasonably withheld or delayed. Tenant shall maintain such emergency generator and aboveground fuel storage tank in accordance with all governmental requirements, as well as any reasonable rules and regulations imposed by Landlord. The cost of said emergency generator and aboveground fuel storage tank shall be borne by Tenant. Upon the expiration or earlier termination of this Lease, unless otherwise agreed in writing by Landlord and Tenant, Tenant shall remove the emergency generator and aboveground fuel storage tank, and shall provide evidence reasonably satisfactory to Landlord that they have been removed in accordance with all applicable governmental requirements.

    48.  FIBER OPTIC TELECOMMUNICATION CAPABILITIES

    The Building presently has fiber optic access. Tenant, at Tenant's sole cost and expense, may access said fiber optic telecommunication service.

    49.  STORAGE

    Landlord will provide a maximum of approximately 2,000 useable square feet of unsecured storage space at no cost to Tenant as long as there is unoccupied space in the Building. Landlord shall not be responsible for any theft, loss or damage to any property stored in the unsecured storage space, and Tenant's use of the unsecured storage space shall be subject to such reasonable rules and regulations as Landlord may impose from time to time. Landlord may change the location of the storage space upon thirty (30) days prior notice to Tenant. Tenant shall be required to move its property to the newly designated location at Tenant's sole cost and expense.

    50.  SUBORDINATION; NON-DISTURBANCE

    This Lease is subject and subordinate in all respects to any and all Mortgages which may now or hereafter be placed on or effect the Property or the Premises, and also to all renewals, modifications, consolidations and extensions thereof. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant shall, nevertheless, execute and deliver, within ten (10) days after Landlord's request to Tenant, a subordination, non-disturbance and attornment agreement in substantially the form attached hereto as EXHIBIT "D" confirming such subordination as may be desired by any holder of a Mortgage. If any Mortgage to which this Lease is subject and subordinate is foreclosed, Tenant shall, on timely request, attorn to the holder of the reversionary interest or the mortgagee in possession, as the case may be. Notwithstanding the foregoing, provided the Tenant is not in default of its obligations under this Lease, Tenant's possession of the Premises shall not be disturbed by any mortgagee or purchaser at any foreclosure sale, and any instrument confirming the foregoing subordination executed and delivered on behalf of Tenant shall contain such a non-disturbance provision.

    51.  MISCELLANEOUS

    (a) In all instances where either Landlord or Tenant is required to pay any sum or do any act at a particular indicated time or within an indicated period, it is understood that time is of the essence.

    (b) Under no circumstances whatsoever shall Landlord or Tenant ever be liable hereunder for consequential damages or special damages.

    (c) Whenever a period of time is herein prescribed for action to be taken by a party, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to Force Majeure events.

    (d) Either Tenant or Landlord may record this Lease or a memorandum thereof. At the request of either Landlord or Tenant, the other party shall execute a Memorandum of Lease which may be recorded at the sole cost and expense of the party requesting the Memorandum of

Lease. Landlord and Tenant agree to promptly execute and deliver to the other an instrument in recordable form evidencing the termination of the Memorandum of Lease promptly after the expiration or earlier termination of this Lease.

    (e) In the event that litigation is instituted for any reason under this Lease, the prevailing party shall be entitled to its reasonable legal fees and costs, including costs and fees involved in any appellate proceedings.

    (f) This Lease contains the entire agreement between the parties with respect to the matters set forth herein. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by Landlord and Tenant.

    (g) The captions of the articles and paragraphs of this Lease are for convenience of reference only and shall not be considered or referred to in resolving questions of interpretation. If any term or provision of this Lease shall be found invalid, void, illegal, or unenforceable with respect to any particular Person by a court of competent jurisdiction, it shall not affect, impair or invalidate any other terms or provisions hereof, or its enforceability with respect to any other Person, the parties hereto agreeing that they would have entered into the remaining portion of this Lease notwithstanding the omission of the portion or portions adjudged invalid, void, illegal, or unenforceable with respect to such Person.


    52.  WAIVER OF JURY TRIAL

    LANDLORD AND TENANT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LEASE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY TENANT AND LANDLORD, AND TENANT AND LANDLORD ACKNOWLEDGE THAT NEITHER PARTY NOR ANY PERSON ACTING ON THEIR BEHALF HAS MADE ANY REPRESENTATION OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT AND LANDLORD EACH ACKNOWLEDGE THAT IT HAS READ AND UNDERSTANDS THE MEANING AND EFFECT OF THIS WAIVER PROVISION.

    IN WITNESS WHEREOF, Tenant and Landlord have caused this instrument to be executed as of the date first above written, by their respective officers or parties thereunto duly authorized.

                                       HAMILTON BANK, N.A. ("Tenant")
Witnesses:

    /s/  D. G. Campbell                By:       /s/  John F. Stumpff
  ---------------------                         ------------------------

      D. G. Campbell                   Title:     Senior Vice President
  ---------------------                         ------------------------

                                       CORPORATE SEAL




                                       SYSTEM REALTY TWELVE, INC.
Witnesses:                             ("Landlord")

  /s/  Liany Rodriguez                 By:  /s/  James E. Rosasco,  President
  --------------------                      ---------------------------------


   Liany Rodriguez                     Attest:   /s/  (Illegible)
  --------------------                           -----------------

                                       CORPORATE SEAL

                                    EXHIBIT "A-1"

        (Floor plan(s) showing the first floor of the Premises cross-hatched)










                                       /s/ JFS
                                  ----------------------
                                       Tenant (initial)


                                       /s/ JER
                                  -----------------------
                                       Landlord (initial)


                                     Exhibit A-1

                                    EXHIBIT "A-2"

                  (Site Plan showing the Building and parking areas)










                                  ___________________________
                                       Tenant (initial)


                                  ___________________________
                                       Landlord (initial)

                                     Exhibit A-2

                                     EXHIBIT "B"

                                 RULES & REGULATIONS


    1. DEFINITIONS: Wherever in these Rules and Regulations the word "Tenant" is used, it shall be taken to apply to and include Tenant and its agents, employees, invitees, licensees, subtenants, and contractors, and is to be deemed of such number and gender as the circumstances require. The words "Room" and "Premises" are to be taken to mean and include the space covered by this Lease. The word "Landlord" shall be taken to include the employees and agents of Landlord.

    2. OPERATIONS: The streets, sidewalks, entrances, halls, passages, elevators, stairways, and other common area provided by Landlord shall not be obstructed by Tenant, or used by it for any other purpose than for ingress and egress.

    3. WASHROOMS: Toilet rooms, water closets, and other water apparatus shall not be used for any purpose other than those for which they were constructed.

    4. INSURANCE REGULATIONS: Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance, or which will conflict with the regulations of the Fire Department or the Fire laws, or with the rules and regulations of any fire insurance rating organization, or equivalent bodies, or with any insurance policy on the Building or any part thereof, or with any law, ordinance, rule, or regulation affecting the occupancy and use of the Premises, now existing or hereafter enacted or promulgated by any public authority or by any fire insurance rating organization, or any equivalent body.

    5. GENERAL PROHIBITIONS: In order to ensure proper use and care of the Premises, Tenant shall not:

         a.      Keep animals or birds in the Premises.

         b.      Use the Premises or any rooms therein as sleeping apartments.

         c. Allow any sign, advertisement, or notice to be fixed to the Building, inside or outside, without Landlord's written consent.

         d. Make improper noises or disturbances of any kind; sing, play or operate any musical instrument, radio or televisions without consent of Landlord; or otherwise do anything which disturbs other tenants or tends to injure the reputation of the Building.

         e. Mark or defile elevators, water closets, toilet rooms, walls, windows, doors, or any other part of the Building.

                                  Exhibit B, Page 1

         f. Place anything on the outside of the Building, including roof setbacks, window ledges, and other projections or drop anything from the windows, stairways, or parapets, or place trash or other matter in the halls, stairways, elevators, or light wells of the Building.

         g. Cover or obstruct any window, skylight, doors, or transom that admits light, except with Building standard narrow slot, horizontal venetian blinds, without the prior written approval of Landlord.

         h.      Interfere with the heating or cooling apparatus.

         i. Allow anyone but Landlord's employees or contractor to clean the Premises or at Tenant's option, Tenant may employ its own cleaning contractor subject to Landlord's reasonable rights of approval.

         j. Leave the Premises without locking doors, stopping all office machines, and extinguishing all lights except those required for security.

         k. Install any shades, blinds, or awnings, except Building standard window coverings, without consent of Landlord.

         l.      Use any electric heating device without consent of Landlord.

         m. Install call boxes, or any kind of wire in or on the Premises or the Building without Landlord's permission and direction.

         n. Manufacture any commodity, any foods or beverages, whether by vending or dispensing machines or otherwise, or alcoholic beverages, tobacco, drugs, flowers, or other commodities or articles without the written consent of Landlord except for consumption by Tenant.

         o. Secure duplicate keys for Rooms or toilets, except from Landlord, or change the locks of any doors to or in the Premises. Landlord shall have access, however, to the Premises during all reasonable times and emergency situations.

         p. Give its employees or other persons permission to go upon the roof of the Building without the written consent of Landlord.

         q. Place door mats in public corridors without the consent of Landlord.

         r. Use passenger elevators for freight during normal business hours as defined in the Lease.

         s. Schedule, nor will Landlord receive, deliver or accept freight for Tenant other than Monday through Friday, excluding holidays, between the hours of 9:00 AM to 11:30 AM and 2:00 PM to 4:30 PM.

         t. Use, store, and dispose of toxic or dangerous substances without proper prior approval of any governing authority and Landlord.

    6. PUBLICITY: Landlord shall have the right to prohibit any advertising by Tenant, which, in its opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

    7. BUSINESS MACHINES: Business machines and mechanical equipment which cause vibration, noise, cold or heat that may be transmitted to Building structure, or to any leased space outside Premises shall be placed and maintained by Tenant, at its sole cost and expense, in settings of cork, rubber, or spring type vibration eliminators sufficient to absorb and prevent such vibration, noise, cold or heat. No business machines or mechanical equipment which exceed the existing floor load capacity of 80 pounds per square foot or require unusually high amounts of electricity shall be used or installed in the Premises without Landlord's prior written consent.

    8. MOVEMENT OF EQUIPMENT: Landlord reserves the right to designate the reasonable time and the method whereby freight, large office equipment, furniture, safes, and other like articles may be brought into, moved, or removed from the Building or Premises, and to designate the location for temporary disposition of such items.

    9. PUBLIC ENTRANCE: Landlord reserves the right to exclude the general public from the Building upon such days and at such hours as in Landlord's judgment will be for the best interest of the Building and its Tenants. At Landlord's discretion, persons entering the office portion of the Building after 6:00 PM Monday through Friday, after 1:00 PM on Saturday, and at all times on Sunday and holidays, and before 8:00 AM Monday through Saturday may be required to sign the register maintained for that purpose.

    10. REGULATION CHANGE: Landlord shall have the right to make such additional rules and regulations as in the judgment of Landlord may from time to time be needed for the safety, appearance, care, and cleanliness of the Building and for the preservation of good order therein. Landlord shall not be responsible to Tenant for any violation of rules and regulations by other tenants.

    11. CERTAIN RIGHTS RESERVED TO LANDLORD: Landlord reserves the following rights, subject to the express provisions of the Lease:

         a. To name or change the name of the Building and to change the street address of the Building.

         b. To install and maintain a sign or signs on the exterior or interior of the Building.

         c. To designate all sources furnishing ice, drinking water, toilet supplies, shoe shining, mobile vending service, and like services used in the Building.


                                  ______________________________
                                       Tenant (initial)

                                  ______________________________
                                       Landlord (initial)

                                     EXHIBIT "D"

               SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


This instrument was prepared by
and after recording return to:
Laura A. Gangemi, Esq.
Kirkpatrick & Lockhart LLP
201 S. Biscayne Blvd., 20th Fl.
Miami, Florida  33131


                            SUBORDINATION, NONDISTURBANCE
                               AND ATTORNMENT AGREEMENT


    THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement"), made this __________________, 199__, between [INSERT NAME OF MORTGAGEE] a _________________________, whose address is [ADDRESS] (together with its successors, assigns, and transferees "Lender") and HAMILTON BANK, N.A., a national banking association, whose address is __________________________________ (together with its successors and assigns "Hamilton"):
                                   R E C I T A L S:

         1. Lender has made or is about to make a loan to System Realty Twelve, Inc., a ______________ corporation ("Landlord") secured by a mortgage, or other financing instrument to be recorded in the Official Records of Dade County, Florida (the "Mortgage"), encumbering the real estate known as "Doral Corporate Plaza" and more particularly legally described in the Mortgage and on Exhibit "A" attached hereto and incorporated herein (the "Office Complex"); and

         2.By Lease dated ___________, 1996, a memorandum of which is recorded in

                                  Exhibit D, Page 1

Official Records Books ________, page _______, of the public records of Dade County, Florida (and as otherwise to be amended from time to time, the "Lease"), Landlord did lease unto Hamilton, as tenant, those certain premises which constitute a portion of the Office Complex and are more particularly described in the Lease (the "Premises"); and

    3.Lender and Hamilton desire that the Lease shall not terminate but rather shall remain in full force and effect in accordance with its terms if the Mortgage is foreclosed or any transfer of the Premises is made in lieu thereof.

    NOW THEREFORE, for valuable consideration the receipt and sufficiency of which are hereby acknowledged, Lender and Hamilton agree as follows:
Provided Hamilton is not in material default under the terms of the Lease beyond applicable grace periods, then in the course of or following any exercise of
(a) any right or remedy under the Mortgage, (b) any foreclosure sale of the Office Complex or any part thereof, or of the Premises or (c) any transfer of the Office Complex or any part thereof, or of the Premises thereafter or in lieu of foreclosure ((a)-(c), together with any similar events, a "Foreclosure Event"):

    Hamilton's rights arising out of the Lease, including without limitation, its right of possession, shall not be affected or disturbed by Lender; Hamilton shall not be named as a party defendant;
    The Lease shall not be terminated or affected by any Foreclosure Event; and The sale of the Office Complex or any part thereof, or of the Premises, pursuant to any Foreclosure Event shall be made subject to the Lease and the rights of Hamilton thereunder.

Following a Foreclosure Event, Hamilton shall attorn to Lender as its new landlord and the Lease shall continue in full force and effect as a direct lease between Hamilton and Lender. Notwithstanding the foregoing, Lender shall not be:

    liable for any act or omission of any prior landlord (including Landlord), unless such action was taken at the written direction of or with the approval of Lender; or

    subject to any offsets or defenses which Hamilton might have against any prior landlord (including Landlord) except those which arose out of such landlord's default under the Lease and provided Lender has received any notice of default and has an opportunity to cure all as required by and pursuant to the terms of the Lease; or

    bound by any rent Hamilton paid for more than the then current month to any prior landlord (including Landlord), unless Lender consents in writing to such repayment; or bound by any written modification of the Lease made after the date hereof without Lender's consent.

Following a Foreclosure Event, Lender promptly shall give notice thereof to Hamilton, stating its current address and providing evidence of Lender's title to the Premises.

The Lease is subject and subordinate to the lien of the Mortgage as though the Mortgage had been executed and recorded prior in point of time to the execution of the Lease. Notwithstanding the foregoing, subordination of the Lease to the Mortgage should not be construed to constitute Tenant's consent or agreement to any term, condition, or provision of the Mortgage or any related loan document which purports to modify, alter or amend the Lease.

The foregoing provisions shall be self-operative and effective without the execution of any further instrument on the part of either party hereto.

Any notice required or permitted to be given under this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this paragraph). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

If to Tenant:
                        ----------
                        ----------
                        ----------

With a copy to:         Laura A. Gangemi, Esq.
                        Kirkpatrick & Lockhart LLP
                        S. Biscayne Boulevard, 20th Floor
                        Miami, Florida 33131

If to Lender:           ________________________
                        ________________________
                        ________________________

With a copy to:         ________________________
                        ________________________
                        ________________________


Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first business day after deposit with an overnight air courier service, or (c) on the third business day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Hamilton, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above, and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next business day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this paragraph. Either party may designate a change of address by written notice to the other by giving at least ten (10) days' prior written notice of such change of address.

    7.This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and without limiting such, it is expressly understood that all references herein to Lender shall be deemed to include also any subsequent holder of the Mortgage and/or any other person succeeding in title to the premises encumbered by the Mortgage, or any part thereof, pursuant to any Foreclosure Event.

    IN WITNESS WHEREOF, Lender and Hamilton have executed this Agreement the day and year first above written.

Signed, sealed and delivered                LENDER:
in the presence of:
                                            __________________________
_____________________________

Print Name:__________________


                                            By:_______________________
_____________________________

Print Name:__________________               __________________________

                                            Its:______________________

                                            Date:_____________________


                                            HAMILTON:


                                            HAMILTON BANK, N.A., a
                                            national banking association


______________________________

Print Name:___________________

______________________________              By:_______________________

Print Name:___________________              __________________________

                                            Its:______________________

                                            Date:_____________________

STATE OF __________)
                   )ss:
COUNTY OF ________ )


    The foregoing instrument was acknowledged before me this ___ day of ____________, 1996, by ________________________________, as
__________________________ of _________________________, a
______________________________, on behalf of the _________________________
[PLEASE CHECK ONE] _______ who is personally known to me or ______ who has produced ___________________________________ as identification.


_________________________________________
Printed Name_____________________________
Notary Public, State and County aforesaid
My Commission Expires:___________________
Notary ID No.____________________________
(NOTARY SEAL)



STATE OF __________)
                   )ss:
COUNTY OF ________ )


    The foregoing instrument was acknowledged before me this ___ day of ____________, 1996, by ___________________________, as _____________President of
Hamilton Bank, N.A., a national banking association, on behalf of such Bank [PLEASE CHECK ONE] ________ who is personally known to me or ___________ who has produced ___________________________________ as identification.


_________________________________________
Printed Name_____________________________
Notary Public, State and County aforesaid
My Commission Expires:___________________
Notary ID No.____________________________
(NOTARY SEAL)

                                  EXHIBIT A TO SNDA

                                  LEGAL DESCRIPTION

                                      EXHIBIT E

                                 JANITORIAL SERVICES


I.             GENERAL OFFICE AND COMMON AREA:

               A.   DAILY

                    1.   Gather all waste paper and place for disposal.

                    2. Replace liners as needed in wastebaskets if supplied by building.

                    3.   Empty, wash, and polish all ashtrays.

                    4. Empty, wash, and polish all cigarette urns and replace sand or fluff from stock supplied by building when needed.

                    5.   Dust all office furniture.

                    6.   Keep interior glass partitions free of fingerprints.

                    7.   Dust counters and file cabinet tops.

                    8.   Dust all other edges and flat surfaces within reach.

                    9.   Clean and sanitize telephones.

                    10.  Remove fingerprints from light switches and doors.

                    11.  Clean and polish all drinking fountains.

                    12. Sweep and/or dust mop, and damp mop hard floor surfaces.

                    13. Vacuum clean all carpeted areas after removing all paper clips, rubber bands and other debris. Traffic areas nightly, wall to wall weekly or as needed.

                    14.  Properly arrange furniture in offices.

                    15.  Clean office directory.

                    16.  Keep custodial closet clean and orderly.

                    17.  Turn off all lights except for emergency lighting.

                    18.  Check doors and lock upon completion of work.

                    19.  Report any occurrence that may be out of the ordinary.

                    20. Comply with all security regulations and personnel logs.

                    21.  Remove trash from building and carry to dumpster daily.

               B.   WEEKLY

                    1. High dust all horizontal surfaces to hand height, including partition glass

                                    Exhibit E - 1
                         sills, ledges, moldings, shelves, picture frames and window sills.

                    2.   Wipe clean and polish all metal and bright work.

                    3. Damp mop and polish all resilient flooring in public corridors and elevator lobbies; more often if necessary.

                    4. Dust in place all picture frames, charts, graphs, and similar wall hangings.

                    5.   Spot clean all wall marks.

               C.   MONTHLY

                    1.   Clean and polish door kickplates and thresholds.

                    2.   Dust all high partitions and ledges.

                    3. Dust interior of fire extinguisher boxes and fire alarms.

                    4.   Wash and polish all resilient floors.

               D.   QUARTERLY

                    1. Vacuum all ventilating and air conditioning louvers, high moldings, and other areas not reached in nightly or weekly cleaning.
II.            RESTROOMS

               A.   DAILY

                    1.   Remove all trash from all trash containers.

                    2.   Clean and polish all stainless steel dispensers.

                    3. Empty, clean, polish and disinfect all sanitary disposal receptacles.

                    4. Fill all dispensers utilizing building stock of toilet paper, hand towels, hand soap, sanitary napkins, waxed bags and liners.

                    5.   Clean and sanitize all fixtures and fittings.

                    6.   Clean and polish the mirror.

                    7.   Clean and polish the vanity surface.

                    8. Clean and sanitize all toilets, toilet seats and leave the toilet seats in the up position.

                    9. Clean and sanitize the entire urinal, especially the underside.

                    10.  Sweep, damp mop and disinfect the floor.

               B.   NIGHTLY

                    1. Dust, clean and wash where necessary all partitions, tile walls, dispensers and receptacles, and enamel surfaces from trim to floor as required.

                    2. Provide materials and fill tissue holders, towel, sanitary napkin, and soap dispensers.

               C.   WEEKLY

                    1.   Spot wash walls, partitions and doors.

                    2.   Dust top of partitions, hinges and brackets.

               D.   MONTHLY

                    Machine scrub restroom floors; apply floor finishing where applicable; buff where applicable.

               E.   QUARTERLY

                    1.   Vacuum clean air vents and returns.

                    2.   Scrub and rinse floors.

III.           ELEVATORS

               Do not clean in elevators.

IV.            GLASS

               DAILY

                    1.   Wash and squeegee-clean all entrance door glass.

               B.   QUARTERLY

                    1.   Wash and squeegee all interior partitions glass.

V.             RESILIENT FLOORS

               DAILY

                    1. Dust mop and spot mop and remove gum and other foreign matter when necessary.

VI.            OTHER AREAS OF THE BUILDING

               ENTRANCE LOBBY


                    1.   Entrance lobby to be buffed nightly.

VII.           MARBLE LOBBY

               A.   DAILY

                    1.   Dust mop.

                    2.   Mop with a neutral cleaner.

                    3.   Buff with a high speed machine.

               B.   QUARTERLY

                    1.   Stone glow entire marble lobby floor.

VIII.          EXTERIOR WINDOWS (SEMI-ANNUALLY)

                    Wash and squeegee dry interior and exterior surfaces of building windows.

                                          5